EXHIBIT 99.2

Regency Centers Corporation

June 30, 2005

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. At June 30, 2005, Regency’s total market capitalization was $5.8 billion.

As of June 30, 2005, the Company owned 383 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 48.9 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency’s portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson’s, draws nearly 15,000 shopper visits per week. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. PCI is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has completed 92 shopping center developments at a net investment of $1.2 billion. At the end of the second quarter of 2005, Regency had 28 properties under development for an estimated total investment at completion of $502 million. These in-process developments are 53% funded and 75% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION TABLE OF CONTENTS

June 30, 2005

QUARTER HIGHLIGHTS	1

FINANCIAL INFORMATION:

Summary Financial Information	2

Summary Real Property Information	3

FINANCIAL INFORMATION:

Consolidated Balance Sheet	4

Consolidated Statement of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statement of Operations (GAAP basis)	7

Basic and Diluted Per Share Calculation (EPS and FFO)	8

Summary of Outstanding Debt	9-10

Summary of Preferred Stock and Units	11

Acquisitions, Dispositions and Sales	12-15

Development Summary	16-17

Unconsolidated Joint Ventures - Summary	18

Unconsolidated Joint Ventures - Balance Sheet	19

Unconsolidated Joint Ventures - Outstanding Debt	20

Unconsolidated Joint Ventures - Statements of Operations	21-22

REAL ESTATE INFORMATION:

Average Base Rent by State	23-24

Retail Shopping Center Portfolio	25-33

Significant Tenant Rents	34-35

10 Year Lease Expiration Table	36-37

FORWARD-LOOKING INFORMATION:

Earnings and Valuation Guidance	38

Earnings Valuation Guidance Addendum	39

FFO per Share Guidance Reconciliation	40

QUARTER HIGHLIGHTS

Operating Results

(Wholly-Owned and pro-rata share of JV properties)

For the six months ended June 30, 2005, same property NOI growth was 3.9%. Operating properties were 95.2% leased. Rent growth was 10.0%.

Operating Results

(Unconsolidated joint ventures at 100%)

For the six months ended June 30, 2005, same property NOI growth was 4.1%. Operating properties were 95.4% leased. Rent growth was 9.9%.

During the quarter 1.2 million square feet of GLA was renewed or newly leased through 318 leasing transactions.

Financial Results

Funds From Operations were $66.1 million, or $1.01 per diluted share. Net income for the quarter was $40.2 million, or $0.63 per diluted share.

Development Activity

At quarter end, Regency had 28 properties in process for an estimated net development cost of $502 million and an expected return of 9.92%. For more information, please see page 16.

Disposition Activity

During the second quarter, Regency sold:

•	One completed development at a gross sales price of $59.8 million and a cap rate of 8.5%

•	Two operating properties at a gross sales price of $19.9 million and an average cap rate of 7.2%

•	Three operating properties out of the Company’s joint ventures at an average cap rate of 8.2%. Regency’s share of the gross sales price was $8.7 million.

For more information on these dispositions, please see page 14-15.

SUMMARY FINANCIAL INFORMATION

For the Periods Ended June 30, 2005 and 2004

Financial Results

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Net Income for common stockholders	$40,217,153	$25,059,426	$74,902,915	$46,479,628
Basic EPS	$0.64	$0.41	$1.19	$0.77
Diluted EPS	$0.63	$0.41	$1.18	$0.77
Diluted EPS per share growth rate	53.7%		53.2%

Funds from Operations for common stockholders	$66,051,647	$46,651,824	$123,328,475	$88,526,111
FFO per share - Basic	$1.03	$0.76	$1.93	$1.45
FFO per share - Diluted	$1.01	$0.75	$1.90	$1.43
Diluted FFO per share growth rate	34.7%		32.9%

Dividends paid per share and unit	$0.550	$0.530	$1.100	$1.060
Payout ratio of Diluted FFO per share	54.5%	70.7%	57.9%	74.1%

Interest Coverage Ratios
Interest only	3.5	3.3	3.5	3.1
Capitalized interest	$2,813,631	$3,180,474	$5,534,535	$6,503,956
Fixed Charge (debt svc + preferred dividends)	2.7	2.4	2.7	2.3

Capital Information

	Current	YTD Change	12/31/04	12/31/03
Closing common stock price per share	$57.20	$1.80	$55.40	$39.85
Shareholder Return (assumes no reinvestment of dividends)	5.2%

Common shares and Equivalents Outstanding	64,627,217	329,874	64,297,343	61,226,582

Market equity value of Common and Convertible shares	$3,696,677	$134,604	$3,562,073	$2,439,879
Non-Convertible Preferred Units and shares	$304,000	$0	$304,000	$304,000
Outstanding debt (000’s)	$1,763,352	$270,263	$1,493,090	$1,452,777

Total market capitalization (000’s)	$5,764,029	$404,867	$5,359,162	$4,196,656
Debt to Total Market Capitalization	30.6%	2.7%	27.9%	34.6%

Total real estate at cost before depreciation (000’s)	$3,715,697	$383,026	$3,332,670	$3,166,346
Total assets at cost before depreciation (000’s)	$3,890,206	$307,773	$3,582,433	$3,383,894
Debt to Total Assets before Depreciation	45.3%	3.6%	41.7%	42.9%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	63,279,799	470,820	62,808,979	59,907,957
Exchangeable O.P Units held by minority interests	1,347,418	(140,946)	1,488,364	1,318,625
Convertible Securities	0	0	0	0

Total Common Shares & Equivalents	64,627,217	329,874	64,297,343	61,226,582

SUMMARY REAL ESTATE INFORMATION

Including Regency Wholly-Owned and Pro-Rata Share of Properties Owned in Joint Ventures

	06/30/05	12/31/04
Gross Leasable Area (GLA)	30,489,307	26,882,192

GLA including anchor owned stores	33,255,808	29,474,657

% leased - Operating and development properties	92.7%	91.6%

% leased - Operating properties only	95.2%	95.7%

Rental rate growth	10.0%	10.8%

Same property NOI growth	3.9%	2.5%

Total Real Estate Portfolio including 100% of All Properties Owned in Joint Ventures

	06/30/05	12/31/04
Gross Leasable Area	45,426,064	33,815,970

GLA including anchor owned stores	48,918,410	36,165,628

GLA under Development	2,950,666	3,818,656

Number of retail shopping centers	383	291

Number of centers under development (excluding expansions)	26	34

Number of grocery-anchored shopping centers	323	245

% leased - Operating and development properties	93.6%	92.7%

% leased - Operating properties only	95.4%	96.1%

Rental rate growth	9.9%	10.1%

Same property NOI growth	4.1%	2.8%

CONSOLIDATED BALANCE SHEETS

For the Periods Ended June 30, 2005 and December 31, 2004 and 2003

	2005	2004	2003
Assets

Real Estate Investments at cost:

Operating properties	$2,744,855,597	2,721,861,948	2,652,175,682
Properties in development	378,701,452	426,215,584	369,474,460

	3,123,557,049	3,148,077,532	3,021,650,142
Operating properties held for sale	24,473,333	4,915,797	4,200,008
Less: accumulated depreciation	364,362,485	338,609,332	285,664,875

	2,783,667,897	2,814,383,997	2,740,185,275
Investments in real estate partnerships	567,666,159	179,676,785	140,496,074

Net real estate investments	3,351,334,056	2,994,060,782	2,880,681,349
Cash and cash equivalents	26,251,799	95,319,520	29,868,622
Notes receivable	22,714,803	25,646,378	70,781,914
Tenant receivables, net of allowance for uncollectible accounts	57,640,445	60,911,287	57,041,388
Deferred costs, less accumulated amortization	39,783,309	41,002,475	35,803,525
Acquired lease intangible assets, net	12,163,644	14,172,159	10,205,493
Other assets	15,955,707	12,711,027	13,846,422

	$3,525,843,763	3,243,823,628	3,098,228,713

Liabilities and Stockholders’ Equity
Notes payable	$1,223,352,163	1,293,089,505	1,257,776,805
Unsecured line of credit and unsecured bridge loan	540,000,000	200,000,000	195,000,000

Total Notes Payable	1,763,352,163	1,493,089,505	1,452,776,805

Tenants’ security and escrow deposits	10,026,653	10,048,790	9,358,023
Acquired lease intangible liabilities, net	4,684,120	5,161,102	6,115,066
Accounts payable and other liabilities	112,164,700	102,443,550	94,279,961

Total liabilities	1,890,227,636	1,610,742,947	1,562,529,855

Preferred units	101,761,596	101,761,596	223,525,891
Exchangeable operating partnership units	27,855,065	30,775,253	26,544,594
Limited partners’ interest in consolidated partnerships	2,027,702	1,827,202	4,650,626

Total minority interests	131,644,363	134,364,051	254,721,111

Stockholders’ Equity
Preferred stock	200,000,000	200,000,000	75,000,000
Common stock, $.01 par	685,635	679,704	649,561
Additional paid in capital, net of Treasury stock	1,393,864,348	1,382,897,695	1,282,947,196
Accumulated other comprehensive (loss) income	(16,521,111)	(5,290,997)	174,747
Distributions in excess of net income	(74,057,108)	(79,569,772)	(77,793,757)

Total Stockholders’ Equity	1,503,971,764	1,498,716,630	1,280,977,747

	$3,525,843,763	3,243,823,628	3,098,228,713

	2005	2004	2003
Ratios

Debt to Real Estate Assets, at cost before depreciation	47.5%	44.8%	44.8%
Debt to Total Assets, at cost before depreciation	45.3%	41.7%	41.7%
Debt + Preferred Stock and Units to Total Assets, at cost before depreciation	53.1%	50.1%	50.1%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)	80.0%	78.6%	80.8%
Unsecured NOI to Total NOI (REG 100% owned only)	80.3%	80.7%	82.0%

CONSOLIDATED STATEMENTS OF OPERATIONS

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

For the Periods Ended June 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Real Estate Revenues:
Minimum rent	$74,537,001	$72,077,396	$148,997,717	$143,261,633
Percentage rent	269,603	338,545	824,672	797,294
Recoveries from tenants	19,319,557	18,450,226	39,210,943	37,453,360
Other income	2,066,895	1,821,797	4,235,405	3,406,402

	96,193,056	92,687,964	193,268,737	184,918,689

Real Estate Operating Expenses:
Operating and maintenance	13,619,174	13,210,301	27,427,001	26,724,252
Real estate taxes	10,413,571	10,120,206	21,058,416	20,948,137

	24,032,745	23,330,507	48,485,417	47,672,389

Net Operating Income	72,160,311	69,357,457	144,783,320	137,246,300

Development Gains and Mgmt Fees:
Development gains	4,152,245	2,653,777	17,276,575	3,054,120
Fees and commissions	16,848,299	1,766,433	20,166,554	3,376,617
Gains on sales of outparcels	3,598,005	3,548,378	5,709,469	6,901,536
Provision for income tax (expense)	(396,950)	(588,268)	(3,013,747)	(839,717)

	24,201,599	7,380,320	40,138,851	12,492,556

Other Operating Expense (Income):
General and administrative excluding franchise taxes	9,402,318	7,221,024	18,054,494	13,104,118
Franchise taxes	183,109	326,494	318,422	361,969
Depreciation and amortization (including FF&E)	21,694,795	20,398,969	42,894,454	40,743,012
Net interest expense	22,614,001	18,729,991	43,749,280	39,891,761
(Gain) on sale of operating properties	(3,190,786)	(64,207)	(4,726,312)	(1,215,916)
Provision for loss on operating properties	0	0	0	0

	50,703,437	46,612,271	100,290,338	92,884,944

Minority interests (income)
Equity in income of unconsolidated partnerships	(1,347,707)	(1,944,112)	(3,773,777)	(3,577,744)
Preferred unit distributions	2,112,502	5,081,250	4,225,002	10,162,500
Exchangeable operating partnership units	932,085	441,118	1,794,726	826,275
Limited partners’ interest in consolidated partnerships	81,900	90,934	157,887	169,473

Net income	43,879,693	26,456,316	82,227,995	49,273,408

Preferred stock dividends	3,662,540	1,396,890	7,325,080	2,793,780

Net income for common stockholders	$40,217,153	$25,059,426	$74,902,915	$46,479,628

FUNDS FROM OPERATIONS AND OTHER INFORMATION

For the Periods Ended June 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Funds From Operations Reconciliation:
Net income for common stockholders	$40,217,153	$25,059,426	$74,902,915	$46,479,628
Add (Less):
Depreciation expense - consolidated properties	$17,885,045	$17,738,158	$35,830,997	$35,300,698
Depreciation expense - unconsolidated joint ventures	$6,888,471	$1,334,468	$9,449,993	$2,698,485
Less: consolidated JV partner’s share of depreciation	($47,873)	($32,610)	($96,134)	($82,919)
Amortization of leasing commissions and intangibles	$3,367,552	$2,175,471	$6,172,290	$4,519,860
(Gain) on sale of operating properties	($3,190,786)	($64,207)	($4,726,312)	($1,215,916)
Minority interest of exchangeable partnership units	$932,085	$441,118	$1,794,726	$826,275

Funds from Operations - Diluted (a)	$66,051,647	$46,651,824	$123,328,475	$88,526,111

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.61	$0.40	$1.15	$0.75
Add (Less):
Depreciation expense - consolidated properties	$0.28	$0.29	$0.56	$0.58
Depreciation expense - unconsolidated joint ventures	$0.11	$0.02	$0.15	$0.04
Less: consolidated JV partner’s share of depreciation	($0.00)	($0.00)	($0.00)	($0.00)
Amortization of leasing commissions and intangibles	$0.05	$0.04	$0.10	$0.07
(Gain) on sale of operating properties	($0.05)	($0.00)	($0.07)	($0.02)
Minority interest of exchangeable partnership units	$0.01	$0.01	$0.03	$0.01

Funds from Operations (a)	$1.01	$0.75	$1.90	$1.43

Additional Disclosures:
Straight-line rental income	$841,294	$943,154	$1,675,141	$2,078,398
Above - and Below - Market rent amortization	$238,491	$238,491	$476,982	$476,982
Pro Rata share of JV straight-line rental income	$463,994	$259,339	$692,170	$259,339
Pro Rata share of JV Above - and Below - mkt rent amort.	$311,226	$0	$311,226	$0
Provision for loss on sale of operating properties	$0	$0	$0	$0
Preferred stock and unit issuance costs	$0	$0	$0	$0
Debt premium amortization income	$196,424	$321,226	$455,693	$753,548
Stock based compensation expense	$2,584,967	$1,678,795	$4,756,573	$3,452,949

Capital Expenditures (non-revenue enhancing only)
Leasing commissions - Non-revenue enhancing	$1,509,431	$1,625,199	$3,187,539	$3,665,021
Tenant improvements - Non-revenue enhancing	$1,189,572	$1,540,219	$2,246,288	$2,202,128
Building improvements - Non-revenue enhancing	$1,474,232	$1,466,763	$2,966,399	$2,199,398

(a)	Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends. In 2003, the definition of FFO was further clarified to include the original issuance costs required to be expensed associated with redeeming preferred stock or units, and writedowns in the basis of real estate whose value is considered to be permanently impaired.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

For the Periods Ended June 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Revenues:
Minimum rent	$72,704,395	$68,496,531	$144,405,739	$135,956,272
Percentage rent	269,603	336,689	818,649	787,996
Recoveries from tenants	20,715,804	19,019,123	42,041,397	38,291,291
Management fees and commissions	16,848,299	1,766,433	20,166,554	3,376,617
Equity in income of investments in real estate partnerships	946,428	1,944,112	3,337,014	4,688,706

Total revenues	111,484,529	91,562,888	210,769,353	183,100,882

Operating Expenses:
Depreciation and amortization	21,166,489	19,394,010	41,500,890	38,770,825
Operating and maintenance	13,239,750	12,376,246	26,460,219	24,985,725
General and administrative	9,402,318	7,221,024	18,054,494	13,104,118
Real estate taxes	10,148,305	9,498,107	20,431,574	19,472,852
Other operating expense	534,712	662,621	1,962,614	1,150,313

Total operating expenses	54,491,574	49,152,008	108,409,791	97,483,833

Other Expense (Income):
Interest expense, net of interest income	22,316,710	18,605,652	42,592,558	39,657,028
Gain from sale of properties	(3,598,005)	(3,666,979)	(10,139,729)	(7,650,040)
Provision for loss on operating properties	0	0	0	0

Total other expense (income)	18,718,705	14,938,673	32,452,829	32,006,988

Income before minority interests	38,274,250	27,472,207	69,906,733	53,610,061
Minority interest of preferred units	(2,112,502)	(5,081,250)	(4,225,002)	(10,162,500)
Minority interest of exchangeable operating partnership units	(750,890)	(365,533)	(1,398,658)	(713,769)
Minority interest of limited partners	(81,900)	(90,934)	(157,887)	(169,473)

Income from continuing operations	35,328,958	21,934,490	64,125,186	42,564,319

Discontinued Operations:
Operating Income from discontinued operations	972,587	2,079,479	1,728,455	4,254,985
Gain from sale of properties	7,578,148	2,442,347	16,374,354	2,454,104

Income from discontinued operations	8,550,735	4,521,826	18,102,809	6,709,089

Net Income	43,879,693	26,456,316	82,227,995	49,273,408

Preferred stock dividends	(3,662,540)	(1,396,890)	(7,325,080)	(2,793,780)

Net income for common stockholders	$40,217,153	$25,059,426	$74,902,915	$46,479,628

CALCULATION OF EARNINGS AND FFO PER SHARE

For the Periods Ended June 30, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual

Earnings Per Share
Net Income for Common Stockholders	$40,217,153	$25,059,426	$74,902,915	$46,479,628
Less: Dividends paid on unvested restricted stock	(406,322)	(349,285)	(812,645)	(698,569)

Net Income for Basic EPS	$39,810,831	$24,710,141	$74,090,270	$45,781,059

Plus: Dividends paid on Treasury Method restricted stock	$80,900	$56,606	$139,273$	130,538
Plus: Minority interest of exchangeable OP units if dilutive	—	—	—	—

Net Income for Diluted EPS	$39,891,731	$24,766,747	$74,229,543	$45,911,597

Net Income from discontinued operations for Basic EPS	8,550,735	4,521,826	18,102,809	6,709,089
Minority interest of exchangeable OP units if dilutive	—	—	—	—

Net Income from discontinued operations for Diluted EPS	$8,550,735	$4,521,826	$18,102,809	$6,709,089

Earnings Per Share:
Basic NI for CS before Disc. Ops.	$0.50	$0.34	$0.90	$0.65
Diluted NI for CS before Disc. Ops.	$0.49	$0.34	$0.89	$0.65

Basic Discontinued Operations	$0.14	$0.07	$0.29	$0.12
Diluted Discontinued Operations	$0.14	$0.07	$0.29	$0.12

Basic NI for common stockholders	$0.64	$0.41	$1.19	$0.77
Diluted NI for common stockholders	$0.63	$0.41	$1.18	$0.77

Funds From Operations Per Share
Funds from Operations net of O.P. Unit interests	$65,119,562	$46,210,706	$121,533,749	$87,699,836
Less: Dividends paid on unvested restricted stock	(406,322)	(349,285)	(812,645)	(698,569)

Funds from Operations for Basic FFO per share	$64,713,240	$45,861,421	$120,721,104	$87,001,267

Plus: Dividends paid on Treasury Method restricted stock	80,900	56,606	139,273	130,538
Plus: Minority interest of exchangeable OP units if dilutive	932,085	441,118	1,794,726	826,275

Funds from Operations for Diluted FFO per share	$65,726,225	$46,359,145	$122,655,103	$87,958,080

FFO Per Share:
Basic	$1.03	$0.76	$1.93	$1.45
Diluted	$1.01	$0.75	$1.90	$1.43

Weighted Average Shares Outstanding
Common Shares Issued including unvested shares	63,348,538	60,783,096	63,145,085	60,456,505
Less: unvested restricted shares	(791,865)	(694,805)	(675,905)	(622,629)

Weighted Average Shares for Basic Net Income and FFO Per Share	62,556,673	60,088,291	62,469,180	59,833,876

Dilutive Common Stock Equivalents for EPS:
Plus: O.P. Unit after conversion to common	0	0	0	0
Plus: Unvested restricted stock (Treasury Method)	147,091	106,805	126,612	123,149
Plus: $200 MM Forward Equity Offering (Treasury Method)	596,635	0	298,318	0
Plus: Stock options (Treasury Method)	227,400	150,466	153,947	248,934

Weighted Average Shares for Diluted EPS	63,527,799	60,345,562	63,048,057	60,205,959

Dilutive Common Stock Equivalents for FFO:
Plus: O.P. Unit after conversion to common	1,390,611	958,723	1,410,343	1,050,144

Weighted Average Shares for Diluted Funds from Operations Per Share	64,918,410	61,304,285	64,458,400	61,256,103

SUMMARY OF OUTSTANDING DEBT

Total Debt Outstanding	06/30/05	12/31/04
Mortgage loans payable:
Fixed rate secured loans	$206,330,069	275,726,285
Variable rate secured loans	67,986,941	68,417,533
Unsecured debt offering fixed rate	949,035,153	948,945,687
Unsecured line of credit variable rate	265,000,000	948,945,687
Bridge Loan	275,000,000	—

Total	$1,763,352,163	2,242,035,192

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
2005	$4,035,951	—	153,250,757	157,286,708
2006	3,762,283	275,000,000	27,862,559	306,624,842
2007	3,542,464	265,000,000	59,603,639	328,146,103
2008	3,387,993	—	19,454,803	22,842,796
2009	3,347,040	—	53,004,102	56,351,142
2010	3,226,538	—	177,033,233	180,259,771
2011	3,226,996	—	250,988,905	254,215,901
2012	3,344,742	—	255,438,825	258,783,567
2013	2,578,543	—	16,395,602	18,974,145
2014	1,469,664	—	157,874,820	159,344,484
>10 years	356,400	—	17,088,951	17,445,350
Net unamortized debt premiums	—	—	3,077,353	3,077,353

	$32,278,614	540,000,000	1,191,073,549	1,763,352,163

Percentage of Total Debt:	06/30/05	12/31/04
Fixed	65.52%	82.02%
Variable	34.48%	17.98%

Current Interest Rates*:
Fixed	7.10%	6.96%
Variable	3.76%	2.92%
Effective Interest Rate	5.95%	6.24%

* interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization

Average Maturity Date:
Fixed	December 18, 2010	January 15, 2011
Variable	September 13, 2006	March 2, 2007

SUMMARY OF OUTSTANDING DEBT

Consolidated debt by maturity date

Lender	Secured Property	Rate	Maturity	06/30/05	12/31/04
Fixed Rate Loans:
Ellen Kelly Woolaver	Hillsboro Pike	7.100%	01/15/05	—	201,600
Nationwide Life Insurance Co.	Friar’s Mission	9.500%	06/10/05	—	14,741,210
Debt Offering	Unsecured	7.125%	07/15/05	100,000,000	99,982,717
Woodmen of the World Life Ins. Society	Market at Round Rock	8.625%	09/01/05	6,408,357	6,507,155
Teachers Ins & Annuity of America	Westchester Plaza	8.010%	09/05/05	4,969,706	5,051,665
Teachers Ins & Annuity of America	East Pointe Crossing	8.010%	09/05/05	4,246,519	4,315,724
Allstate Insurance Company of America	Memorial Bend	7.920%	10/01/05	6,323,035	6,517,127
DLJ Commercial Mortgage	Northlake Village	8.780%	11/01/05	6,303,140	6,378,306
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/01/06	11,942,517	12,068,627
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,775,227	4,842,186
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,636,284	4,711,972
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,618,469	4,677,599
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,365,405	10,498,257
Principal Mutual Life Insurance Co.	Lakeshore	7.240%	12/10/07	—	3,285,361
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,777,186	3,458,275
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,762,151	5,273,869
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,494,480	10,569,002
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	10,016,710	10,104,975
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,798,913	3,883,469
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,262,329	10,315,025
Debt Offering	Unsecured	8.450%	09/01/10	149,859,754	149,846,176
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,844,057	5,899,708
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,656,389	2,681,685
Debt Offering	Unsecured	7.950%	01/15/11	219,832,448	219,817,820
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,279,864	12,351,636
Debt Offering	Unsecured	7.250%	12/12/11	19,918,764	19,912,512
Debt Offering	Unsecured	6.750%	01/15/12	249,756,250	249,737,500
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,232,258	6,260,623
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	22,331,850	22,615,293
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,774,112	6,981,845
Debt Offering	Unsecured	4.950%	04/15/14	149,667,937	149,648,962
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,761,322	9,894,103
Wachovia Bank	Gilroy Crossing	5.010%	10/11/14	—	49,000,000
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,926,241	9,000,000
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,578,149	2,667,891
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,085,875	1,085,875
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,668,640	4,806,140
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,413,531	11,547,039
Net unamortized premiums on assumed debt of acquired properties				3,077,353	3,533,043

Total Fixed Rate Debt				1,155,365,222	1,224,671,972

Variable Rate Loans:
Wells Fargo Bank	$25 Million (Various properties)	LIBOR + 1.25%	07/17/05	25,000,000	25,000,000
Wells Fargo Bank	$275 Million Bridge Loan	LIBOR + 0.65%	03/01/06	275,000,000	—
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/06	7,048,741	7,479,333
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	265,000,000	200,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				607,986,941	268,417,533

Total				$1,763,352,163	1,493,089,505

SUMMARY OF PREFERRED STOCK AND UNITS

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date	Par Value	Current Balance	Issuance Costs
				(a)
Preferred Units:

Series D	7.4500%	29-Sep-1999	29-Sep-2009	1-Jan-2014	$50,000,000	$49,157,977	$842,023
Series E	8.7500%	25-May-2000	25-May-2005	25-May-2010	$30,000,000	$29,237,820	$762,180
Series F	8.7500%	8-Sep-2000	8-Sep-2005	8-Sep-2010	$24,000,000	$23,365,799	$634,201

					$104,000,000	$101,761,596	$2,238,404

Preferred Stock:

Series 3	7.4500%	3-Apr-2003	3-Apr-2008	N/A	$75,000,000	$75,000,000	$2,705,034
Series 4	7.2500%	31-Aug-2004	31-Aug-2009	N/A	$125,000,000	$125,000,000	$4,288,376

					$200,000,000	$200,000,000	$6,993,410

(a)	Preferred units are exchangeable only into preferred stock.

2005 SHOPPING CENTER ACQUISITIONS

Regency’s 100% Owned Only

Date	Property	City/State	Total GLA	Company Owned GLA	Regency Cost	Yield	Anchor Tenant
	None

	Total Wholly-Owned Acquisitions	0	0	$0	0.00%

JOINT VENTURE 2005 SHOPPING CENTER ACQUISITIONS

Date	Property Name	Acquired from	City/State	Total GLA	Venture Owned GLA	Cost	Yield	Anchor Tenant
Macquarie (REG has a 25% interest)
Feb-05	Heritage Plaza (a)	3rd Party	Chicago, IL	128,870	128,870	$25,533,000	7.11%	Jewel, Ace Hardware
Mar-05	Bear Creek Village	Regency	Wildomar, CA	75,220	75,220	$22,072,800	7.25%	Stater Bros.
Macquarie II (REG has a 35% interest)
Jun-05	First Washington Portfolio	3rd Party	Multi-State	12,874,321	12,570,090	$2,685,612,979	6.16%	100 Property Portfolio
Oregon (REG has a 20% interest)
	None
CalSTRS (REG has a 25% interest)
	None

Total Joint Venture Acquisitions				13,078,411	12,774,180	$2,733,218,779	6.18%

(a)	cost at completion of phase II development

2005 SHOPPING CENTER SALES

Non-Development

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales of Properties 100% owned by Regency
Feb-05	Mainstreet	Orlando, FL	107,134	$7,300,000	$7,300,000	9.71%	Winn-Dixie
Apr-05	Cumming 400	Cumming, GA	126,899	$11,100,000	$11,100,000	8.11%	Publix
May-05	Lakeshore Village	St. Claire Shores, MI	85,940	$8,775,000	$8,775,000	6.10%	Kroger

			319,973	$27,175,000	$27,175,000	7.89%

Sales of Properties owned in Joint Ventures
Feb-05	Fox Lake Crossing (Oregon)	Fox Lake, IL	99,207	$19,650,000	$3,930,000	8.58%	Dominick’s
Apr-05	Publix Plaza (Macquarie)	Atlanta, GA	60,425	$6,800,000	$1,700,000	7.74%	Publix
Jun-05	Marketplace Kroger (Macquarie)	Knoxville, TN	64,000	$4,050,000	$1,012,500	9.24%	Kroger
Jun-05	Braelinn Village (Macquarie)	Atlanta, GA	226,522	$23,850,000	$5,962,500	8.18%	Kroger

			450,154	$54,350,000	$12,605,000	7.74%

	Total Dispositions		770,127	$81,525,000	$39,780,000	7.84%

Oregon - Regency owns 20%

Macquarie - Regency owns 25%

2005 DEVELOPMENT SALES

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Venture
Mar-05	Bear Creek Village (Macquarie)	Wildomar, CA	75,220	$22,072,800	$16,554,600	7.25%	Stater Bros.
Sales to Third Parties
Jan-05	Spokane Valley Development	Spokane, WA	37,887	$6,808,600	$6,808,600	8.41%	Walmart (NAP)
Mar-05	Victoria Gateway	Rancho Cucamonga, CA	94,998	$28,400,000	$28,400,000	6.18%	REI, Circuit City
Jun-05	Gilroy	San Jose, CA	322,955	$59,812,553	$59,812,553	8.50%	Kohl’s, Target (NAP)
	Third Party Sales		455,840	$95,021,153	$95,021,153	7.80%
	Joint Venture Sales		75,220	$22,072,800	$16,554,600	7.25%

	Total Development Sales		531,060	$117,093,953	$111,575,753	7.72%

Macquarie - Regency owns 25%

CalSTRS - Regency owns 25%

IN-PROCESS DEVELOPMENTS

June 30, 2005

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Development Costs	Est. Gross Costs	Est. Gross Costs to Complete(1)	Est. NOI Yield On Net Dev. Costs(2)	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
4S Commons Town Center	CA	San Diego	Ralph’s	6/1/06	56,649,969	57,324,969	55,277,019	10.89%	265,609	83%	265,609	83%
4S Fitness Center	CA	San Diego	LA Fitness	5/1/06	8,032,414	8,032,414	5,189,900	10.63%	38,000	100%	38,000	100%
Alameda Bridgeside Shop Center	CA	Oakland	Nob Hill	05/01/06	28,613,674	33,724,051	22,556,089	8.01%	104,632	72%	105,132	72%
Clayton Valley Shopping Center	CA	Oakland	Nob Hill	04/01/07	56,959,901	56,959,901	28,489,729	8.73%	264,562	59%	264,562	59%
Clovis Commons	CA	Clovis -Fresno	Target, Petsmart	3/1/06	35,314,920	44,528,367	24,451,647	9.45%	182,992	3%	328,645	46%
French Valley	CA	Riverside	Stater Bros.	3/1/06	21,462,785	24,428,602	17,259,102	10.65%	113,091	68%	113,091	68%
The Shops At Santa Barbara	CA	Santa Barbara	Whole Foods	10/1/07	38,540,229	38,569,057	20,656,005	7.81%	69,377	58%	69,377	58%
Vista Village Phase II	CA	San Diego	Sprouts	8/1/05	14,451,371	15,234,140	1,774,089	9.03%	55,000	100%	86,388	100%
New Windsor	CO	Greeley	King Soopers	11/01/03	4,403,541	11,264,523	79,362	13.55%	95,877	91%	95,877	91%
Johns Creek Center	FL	Jacksonville	Publix	12/04/04	14,630,910	17,316,444	2,279,172	11.68%	105,351	76%	105,351	76%
Greenwood Springs	IN	Indianapolis	Gander Mountain	10/01/05	11,795,561	21,409,612	10,016,894	9.74%	90,547	69%	90,547	69%
Independence Square	MI	Detroit	Kroger	06/01/04	10,314,356	14,002,890	89,108	10.02%	89,083	92%	89,083	92%
Amherst	NH	Boston	Petsmart, Target	05/01/06	7,337,482	7,337,482	6,952,161	9.16%	48,300	31%	48,300	31%
Merrimack	NH	Boston	Shaws	04/01/06	12,498,665	12,561,165	5,626,860	9.87%	92,768	59%	92,768	59%
Anthem Highland	NV	Las Vegas	Albertson’s	11/1/06	22,287,911	24,771,049	15,602,086	8.81%	119,313	72%	125,313	73%
Regency Commons	OH	Cincinnati	N/A	N/A	6,986,032	7,024,736	860,888	10.52%	30,770	43%	30,770	43%
Harding Place	TN	Nashville	Walmart	NA	14,044,928	14,044,928	3,544,586	10.74%	202,300	91%	202,300	91%
Atascocita Center w/ Texaco	TX	Houston	Kroger	11/01/03	11,188,038	16,195,486	7,475,820	10.78%	94,180	80%	94,180	80%
Kleinwood Center	TX	Houston	HEB	10/01/03	22,882,954	26,961,403	812,959	11.04%	152,886	82%	152,886	82%
Main Street Center	TX	Dallas	Albertson’s	08/01/03	6,228,707	10,943,798	334,392	11.72%	42,832	81%	105,154	92%
Rockwall	TX	Dallas	Kroger	03/01/06	8,500,573	12,651,386	6,365,618	10.70%	45,876	5%	119,646	64%
Signature Plaza	TX	Dallas	Kroger	06/01/05	4,267,011	8,898,264	1,227,284	15.76%	32,374	83%	106,144	95%
Spring West	TX	Houston	HEB	11/01/06	17,210,279	21,651,165	8,145,404	10.21%	144,060	79%	144,060	79%
Fortuna	VA	WashingtonDC	Shoppers Food, Target	06/01/05	11,989,816	24,170,391	5,185,023	13.45%	108,234	85%	231,969	93%
Hoadly Road	VA	Washington DC	Harris Teeter	11/01/06	17,388,214	17,388,214	13,248,755	10.27%	105,609	50%	105,609	50%
Hollymead	VA	Charlottesville	Harris Teeter, Target	08/01/05	29,859,443	41,689,718	12,144,607	10.17%	163,287	74%	305,787	86%

Total Consolidated					493,839,684	589,084,155	275,644,558	9.93%	2,856,910	69%	3,516,548	75%

Plantation Plaza PH II	FL	Jacksonville	N/A	NA	3,771,509	3,771,509	1,858,136	9.30%	17,000	0%	17,000	0%
Deer Grove Phase II	IL	Chicago	Staples	08/01/05	3,982,308	4,280,923	685,082	8.94%	25,188	81%	25,188	81%

Total Unconsolidated					7,753,817	8,052,432	2,543,218	9.11%	42,188	48%	42,188	48%

Total					501,593,501	597,136,587	278,187,776	9.92%	2,899,098	69%	3,558,736	75%

Notes:

(1)	Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.01%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE

June 30, 2005

In-Process Developments Projected Funding (1)

($ Thousands)

	Q3 2005E	Q4 2005E	2006+E
Properties in development	$55,000 -$70,000	$45,000 -$60,000	$125,000 -$150,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

Estimated Property Stabilization

($ Thousands)

	Q1 2005A	Q2 2005A	Q3 2005E	Q4 2005E	2006+E
Properties in development
Gross Dev. Costs:	$83,381	$99,672	$45,000 -$55,000	$85,000 -$95,000	$465,000 -$475,000
Net Dev. Costs:	$74,531	$75,046	$25,000 -$35,000	$60,000 -$70,000	$405,000 -$415,000

INVESTMENTS IN REAL ESTATE PARTNERSHIPS

June 30, 2005

Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Regency
							Ownership Interest	Share of Debt	Investment 06/30/05	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	16	2,377,297	$360,859,118	$144,201,661	Various	20.00%	$28,840,332	$42,395,240	$1,270,400
(JV-CCV)	Cameron Village	1	635,918	121,483,209	47,300,000	Wachovia	30.00%	14,190,000	21,685,183	(20,521)

		17	3,013,215	482,342,327	191,501,661
Macquarie CountryWide
(JV-M, JV-MD)	Various	50	5,029,552	740,722,811	395,045,427	Various	25.00%	98,761,357	70,678,400	2,133,459
(JV-M2)	Various	100	12,570,090	2,905,949,394	1,674,831,461	Various	35.00%	586,191,011	392,221,336	(1,248,532)

		150	17,599,642	3,646,672,205	2,069,876,888
CalSTRS
(JV-RC)	Various	4	508,723	126,654,220	61,230,002	Various	25.00%	15,307,501	13,101,318	390,768

Publix
(JV-O)	Valleydale Village	1	118,466	12,248,260	—	—	50.00%	—	6,102,671	130,147
(JV-O)	Regency Village	1	83,170	19,384,725	—	—	50.00%	—	9,905,127	170,035
(JV-O)	Queensborough	1	82,333	6,779,201	—	—	50.00%	—	3,377,874	153,483

		3	283,969	38,412,186	—
H.E.B.
(JV-O)	Indian Springs Center	1	136,625	37,655,879	27,000,000	Wells Fargo	50.00%	13,500,000	5,706,399	245,663

Individual Investors
(JV-O)	Shops of San Marco	1	96,407	17,226,743	10,937,309	Wachovia	50.00%	5,468,655	2,492,610	112,112

		176	21,638,581	$4,348,963,560	$2,360,545,860			$762,258,855	$567,666,159	$3,337,014

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheets

June 30, 2005 and December 31, 2004

(in thousands)

	2005	2004
Assets
Real estate, at cost
Land	$1,388,295	595,410
Buildings and improvements	2,609,265	749,741

	3,997,560	1,345,151
Less: accumulated depreciation	59,073	37,426

	3,938,487	1,307,725
Properties in development	20,117	13,146

Net real estate investments	3,958,604	1,320,871

Cash and cash equivalents	77,598	12,627
Tenant receivables, net of allowance for uncollectible accounts	24,818	21,585
Deferred costs, less accumulated amortization	12,173	5,251
Acquired lease intangible assets, net	269,971	79,240
Other assets	5,800	43

	$4,348,964	1,439,617

Liabilities and Equity
Liabilities:
Notes payable	$2,360,546	665,517
Accounts payable and other liabilities	58,481	21,230
Tenants’ security and escrow deposits	8,818	3,241
Acquired lease intangible liabilities, net	61,002	—

Total liabilities	2,488,847	689,988

Equity:
Equity - Regency Centers	586,615	194,971
Equity - Third parties	1,273,502	554,658

Total equity	1,860,117	749,629

	$4,348,964	1,439,617

SUMMARY OF OUTSTANDING JOINT VENTURE DEBT

Unconsolidated JVs

	06/30/05	12/31/04
Total Debt Outstanding
Mortgage loans payable:
Fixed rate secured loans	$1,898,146,109	568,140,110
Variable rate secured loans	—	15,773,307
Unsecured line of credit variable rate	462,399,750	81,603,896

Total	$2,360,545,859	665,517,313

	06/30/05	12/31/04
Percentage of Total Debt:
Fixed	80.41%	85.37%
Variable	19.59%	14.63%

Current Average Interest Rate:
Fixed	5.08%	5.28%
Variable	3.77%	3.29%
Effective Interest Rate	4.82%	4.99%

Average Maturity Date:
Fixed	March 23, 2011	March 7, 2011
Variable	April 11, 2006	July 23, 2005

Total Debt Outstanding—Regency’s Pro-Rata Share

Mortgage Loans Payable:
Fixed rate secured loans	609,636,832	139,823,532
Variable rate secured loans	—	7,886,654
Unsecured line of credit variable rate	152,632,023	20,400,974

Total	762,268,855	168,111,160

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations

June 30, 2005 and 2004

(in thousands)

	Three months ended		Year to date
	2005	2004	2005	2004
Revenues:
Property revenues	$59,989	23,659	100,626	46,121

Operating expenses:
Operating and maintenance	8,612	3,505	15,129	6,928
Real estate taxes	6,928	2,605	11,235	5,104

Total operating expenses	15,540	6,110	26,364	12,032

Net operating income	44,449	17,549	74,262	34,089

Other expense (income):
General and administrative	1,846	771	3,268	1,494
Depreciation and amortization expense	23,171	6,254	33,830	11,958
Interest expense, net	13,967	3,673	22,812	7,329
Loss (gain) on sale of real estate	823	(35)	497	(8,246)
Other income	(684)	—	(684)	—

Total other expense (income)	39,123	10,663	59,723	12,535

Net income	$5,326	6,886	14,539	21,554

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations - Regency’s Pro-Rata share

June 30, 2005 and 2004

(in thousands)

	Three months ended		Year to date
	2005	2004	2005	2004
Revenues:
Property revenues	$17,141	5,876	27,368	11,353

Operating expenses:
Operating and maintenance	2,472	877	4,110	1,699
Real estate taxes	1,971	639	3,022	1,239

Total operating expenses	4,443	1,516	7,132	2,938

Net operating income	12,698	4,360	20,236	8,415

Other expense (income):
General and administrative	437	172	775	335
Depreciation and amortization expense	7,055	1,540	9,763	2,939
Interest expense, net	4,170	904	6,383	1,808
Loss (gain) on sale of real estate	241	(200)	129	(1,356)
Other income	(151)	—	(151)	—

Total other expense (income)	11,752	2,416	16,899	3,726

Net income	$946	1,944	3,337	4,689

AVERAGE BASE RENT BY STATE

Including only wholly-owned and Regency’s Pro-Rata Share of joint venture properties

June 30, 2005

State	Number of Properties	GLA Jun-05	% of total GLA	% Leased	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	4	208,492	0.7%	87.3%	$1,890,271	0.5%	$10.38
Arizona	5	502,368	1.6%	89.1%	$6,931,714	1.8%	$15.48
California	66	6,116,922	20.1%	91.8%	$97,210,223	25.4%	$18.99
Connecticut	1	62,022	0.2%	93.6%	$1,241,780	0.3%	$21.38
Colorado	19	1,460,778	4.8%	96.8%	$16,323,624	4.3%	$11.58
Delaware	5	385,762	1.3%	94.1%	$4,288,592	1.1%	$11.96
District of Columbia	1	5,892	0.0%	100.0%	$376,600	0.1%	$63.92
Florida	50	4,993,487	16.4%	94.9%	$52,235,952	13.6%	$11.20
Georgia	33	1,897,357	6.2%	95.8%	$26,053,323	6.8%	$14.39
Illinois	17	993,707	3.3%	97.1%	$12,803,484	3.3%	$12.84
Indiana	3	139,156	0.5%	79.1%	$830,162	0.2%	$17.51
Kentucky	2	75,668	0.2%	96.9%	$677,166	0.2%	$9.24
Maryland	19	746,032	2.4%	97.0%	$10,910,257	2.8%	$14.86
Michigan	3	282,408	0.9%	94.5%	$3,482,412	0.9%	$13.05
Minnesota	2	105,384	0.3%	97.3%	$1,321,139	0.3%	$12.89
Nevada	1	119,313	0.4%	71.7%	$0	0.0%	$0.00
New Hampshire	2	141,068	0.5%	49.1%	$0	0.0%	$0.00
New Jersey	2	54,769	0.2%	97.8%	$842,886	0.2%	$15.62
North Carolina	14	1,285,638	4.2%	95.0%	$15,163,831	4.0%	$12.45
Ohio	14	1,794,452	5.9%	85.8%	$17,150,623	4.5%	$11.40
Oregon	9	672,856	2.2%	95.4%	$9,181,399	2.4%	$14.28
Pennsylvania	12	608,521	2.0%	95.5%	$9,724,341	2.5%	$16.73
South Carolina	8	256,765	0.8%	94.2%	$2,606,449	0.7%	$10.84
Tennessee	6	636,534	2.1%	94.3%	$5,051,017	1.3%	$12.12
Texas	37	4,029,683	13.2%	89.4%	$49,004,136	12.8%	$14.32
Virginia	32	1,913,111	6.3%	92.3%	23,752,801	6.2%	$15.41
Washington	13	870,828	2.9%	99.1%	13,466,297	3.5%	$15.51
Wisconsin	3	130,334	0.4%	94.4%	840,044	0.2%	$6.82

Total All Properties	383	30,489,307	100.0%	92.7%	383,360,523	100.0%	$14.23

AVERAGE BASE RENT BY STATE

Including 100% of properties owned in unconsolidated joint ventures

June 30, 2005

State	Number of Properties	GLA Jun-05	% of total GLA	% Leased	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	4	324,044	0.7%	85.9%	2,958,521	0.5%	$10.62
Arizona	5	588,486	1.3%	90.7%	8,121,263	1.4%	$15.21
California	66	8,530,144	18.8%	93.1%	135,205,266	23.2%	$18.17
Connecticut	1	177,207	0.4%	93.6%	3,547,944	0.6%	$21.38
Colorado	19	2,342,827	5.2%	96.7%	26,351,605	4.5%	$11.69
Delaware	5	655,687	1.4%	90.7%	7,049,117	1.2%	$11.99
District of Columbia	1	16,834	0.0%	100.0%	1,075,999	0.2%	$63.92
Florida	50	6,035,278	13.3%	95.1%	64,408,512	11.1%	$11.39
Georgia	33	2,992,545	6.6%	94.7%	39,086,826	6.7%	$13.83
Illinois	17	2,395,538	5.3%	96.9%	30,811,327	5.3%	$12.80
Indiana	3	229,431	0.5%	86.4%	2,371,892	0.4%	$17.51
Kentucky	2	302,670	0.7%	96.9%	2,708,664	0.5%	$9.24
Maryland	19	2,254,206	5.0%	96.8%	32,791,611	5.6%	$14.71
Michigan	3	282,408	0.6%	94.5%	3,482,412	0.6%	$13.05
Minnesota	2	301,097	0.7%	97.3%	3,774,684	0.6%	$12.89
Nevada	1	119,313	0.3%	71.7%	0	0.0%	$0.00
New Hampshire	2	141,068	0.3%	49.1%	0	0.0%	$0.00
New Jersey	2	156,482	0.3%	97.8%	2,408,246	0.4%	$15.74
North Carolina	14	2,044,570	4.5%	93.6%	23,443,527	4.0%	$12.31
Ohio	14	1,876,129	4.1%	86.3%	17,598,895	3.0%	$11.11
Oregon	9	931,069	2.0%	94.6%	12,452,551	2.1%	$14.11
Pennsylvania	12	1,319,480	2.9%	95.5%	18,852,771	3.2%	$14.96
South Carolina	8	522,027	1.1%	96.5%	5,355,842	0.9%	$10.75
Tennessee	6	636,534	1.4%	94.3%	5,051,017	0.9%	$12.12
Texas	37	4,772,843	10.5%	90.0%	58,262,482	10.0%	$14.16
Virginia	32	3,781,179	8.3%	94.4%	52,837,308	9.1%	$16.12
Washington	13	1,324,586	2.9%	98.8%	19,818,847	3.4%	$15.17
Wisconsin	3	372,382	0.8%	94.4%	2,400,126	0.4%	$6.82

Total All Properties	383	45,426,064	100.0%	93.6%	582,227,255	100.0%	$14.14

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100%	REG’s pro -rata share	JV’s at 100%	REG’s pro-rata share	Anchor - Owned GLA	Grocery Anchor GLA	Major Tenants(1)
							GLA Jun-05	GLA Jun-05	% Leased	% Leased
Mid-Atlantic Region
Spring Valley Shopping Center	JV-M2	35%	DC	Washington DC	1930	2005	16,834	5,892	100.0%	100.0%	—	—	—

			DC				16,834	5,892	100.0%	100.0%	—	—

First State Plaza	JV-M2	35%	DE	Wilmington	1988	2005	164,576	57,602	89.1%	89.1%	—	57,319	Shop Rite
Newark Shopping Center	JV-M2	35%	DE	Wilmington	1987	2005	184,017	64,406	78.3%	78.3%	—	—	—
Pike Creek			DE	Wilmington	1981	1998	229,510	229,510	99.2%	99.2%	—	49,069	Acme Markets, K-Mart
Shoppes of Graylyn	JV-M2	35%	DE	Wilmington	1971	2005	66,676	23,337	97.6%	97.6%	—	—	—
White Oak - Dover, DE			DE	Dover	2000	2000	10,908	10,908	100.0%	100.0%	—	—	—

			DE				655,687	385,762	90.7%	94.1%	—	106,388

Corbin’s Corner	JV-M2	35%	CT	Hartford	1962	2005	177,207	62,022	93.6%	93.6%	—	—	—

			CT				177,207	62,022	93.6%	93.6%	—	—

Amherst Street Village Center			NH	Boston	2004	2004	48,300	48,300	30.7%	30.7%	—	—	—
Merrimack Shopping Center			NH	Boston	2004	2004	92,768	92,768	58.7%	58.7%	—	54,468	Shaw’s

			NH				141,068	141,068	49.1%	49.1%	—	54,468

Plaza Square	JV-M2	35%	NJ	Bergen	1990	2005	103,842	36,345	100.0%	100.0%	—	60,000	Shop Rite
Westmont Shopping Center	JV-M2	35%	NJ	Philadelphia	1985	2005	52,640	18,424	93.4%	93.4%	—	34,240	Acme Markets

			NJ				156,482	54,769	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	35%	MD	Washington DC	1966	2005	104,037	36,413	100.0%	100.0%	—	21,750	Giant Food
Clinton Park	JV-C	20%	MD	Washington DC	2003	2003	206,050	41,210	90.9%	90.9%	49,000	43,000	Giant, K-Mart
Clinton Square	JV-M2	35%	MD	Washington DC	1979	2005	18,961	6,636	93.7%	93.7%	—	—	—
Cloppers Mill Village	JV-M2	35%	MD	Washington DC	1995	2005	137,035	47,962	100.0%	100.0%	—	70,057	Shoppers Food Warehouse
Elkridge Corners	JV-M2	35%	MD	Baltimore	1990	2005	73,529	25,735	100.0%	100.0%	—	39,571	A&P
Festival at Woodholme	JV-M2	35%	MD	Baltimore	1986	2005	81,027	28,359	95.3%	95.3%	—	10,370	Trader Joe’s
Firstfield Shopping Center	JV-M2	35%	MD	Washington DC	1978	2005	22,328	7,815	100.0%	100.0%	—	—	—
Goshen Plaza	JV-M2	35%	MD	Washington DC	1987	2005	45,654	15,979	96.9%	96.9%	—	—	—
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	2004	120,326	30,082	98.8%	98.8%	—	53,754	Safeway
Mitchellville Plaza	JV-M2	35%	MD	Washington DC	1991	2005	156,124	54,643	98.6%	98.6%	—	45,100	Food Lion
Northway Shopping Center	JV-M2	35%	MD	Baltimore	1987	2005	98,016	34,306	98.0%	98.0%	—	49,028	Shoppers Food Warehouse
Parkville Shopping Center	JV-M2	35%	MD	Baltimore	1961	2005	162,433	56,852	99.6%	99.6%	—	41,223	Superfresh
Penn Station Shopping Center	JV-M2	35%	MD	Washington DC	1989	2005	244,815	85,685	96.2%	96.2%	50,000	66,748	(Safeway), National Wholesale Liquidators
Rosecroft Shopping Center	JV-M2	35%	MD	Washington DC	1963	2005	119,010	41,654	88.8%	88.8%	—	33,000	Food Lion
Southside Marketplace	JV-M2	35%	MD	Baltimore	1990	2005	125,147	43,801	100.0%	100.0%	—	44,264	Shoppers Food Warehouse
Takoma Park	JV-M2	35%	MD	Washington DC	1960	2005	108,168	37,859	97.8%	97.8%	—	63,643	Shoppers Food Warehouse
Valley Centre	JV-M2	35%	MD	Baltimore	1987	2005	252,312	88,309	96.8%	96.8%	—	49,774	Weis Markets
Watkins Park Plaza	JV-M2	35%	MD	Washington DC	1985	2005	113,443	39,705	97.6%	97.6%	—	43,205	Safeway
Woodmoor Shopping Center	JV-M2	35%	MD	Washington DC	1954	2005	65,791	23,027	92.8%	92.8%	—	—	—

			MD				2,254,206	746,032	96.8%	97.0%	99,000	674,487

Allen Street Shopping Center	JV-M2	35%	PA	Allentown-Bethlehem	1958	2005	46,420	16,247	97.4%	97.4%	—	22,075	Ahart Market
City Avenue Shopping Center	JV-M2	35%	PA	Philadelphia	1960	2005	156,722	54,853	95.4%	95.4%	—	—	—
Colonial Sq/ PA	JV-M2	35%	PA	Harrisburg	1955	2005	28,640	10,024	80.3%	80.3%	—	—	—
Gateway Shopping Center			PA	Philadelphia	1960	2004	219,697	219,697	95.2%	95.2%	—	10,610	Trader Joe’s
Hershey			PA	None	2000	2000	6,000	6,000	100.0%	100.0%	—	—	—
Kenhorst Plaza	JV-M2	35%	PA	Reading	1990	2005	161,424	56,498	93.3%	93.3%	—	52,070	Redner’s Market
Mayfair Shopping Center	JV-M2	35%	PA	Philadelphia	1988	2005	112,275	39,296	98.2%	98.2%	—	25,673	Shop ‘N Bag
Mercer Square Shopping Center	JV-M2	35%	PA	Philadelphia	1988	2005	91,400	31,990	98.0%	98.0%	—	50,708	Genuardi’s
Newtown Square Shopping Center	JV-M2	35%	PA	Philadelphia	1970	2005	146,893	51,413	94.5%	94.5%	—	56,226	Albertson’s
Stefko Boulevard Shopping Center	JV-M2	35%	PA	Allentown-Bethlehem	1976	2005	133,824	46,838	94.1%	94.1%	—	73,000	Valley Farm Market
Towamencin Village Square	JV-M2	35%	PA	Philadelphia	1990	2005	122,916	43,021	100.0%	100.0%	—	40,750	Genuardi’s
Warwick Square Shopping	JV-M2	35%	PA	Philadelphia	1999	2005	93,269	32,644	96.1%	96.1%	—	50,658	Genuardi’s

			PA				1,319,480	608,521	95.5%	95.5%	—	381,770

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100%	REG’s pro - rata share	JV’s at 100%	REG’s pro-rata share	Anchor - Owned GLA	Grocery Anchor GLA	Major Tenants(1)
							GLA Jun-05	GLA Jun-05	% Leased	% Leased
601 King Street	JV-M2	35%	VA	Washington DC	1980	2005	8,349	2,922	94.3%	94.3%	—	—	—
Ashburn Farm Market Center			VA	Washington DC	2000	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant
Ashburn Farm Village Center	JV-M2	35%	VA	Washington DC	1996	2005	88,917	31,121	100.0%	100.0%	—	57,030	Shoppers Food Warehouse
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway
Brafferton Center	JV-M2	35%	VA	Washington DC	1997	2005	94,731	33,156	95.8%	95.8%	—	43,520	Giant Food
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	1998	63,665	15,916	98.1%	98.1%	—	52,864	Kroger
Centre Ridge Marketplace	JV-M2	35%	VA	Washington DC	1996	2005	104,154	36,454	100.0%	100.0%	—	55,138	Shoppers Food Warehouse
Cheshire Station			VA	Washington DC	2000	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway
Festival at Manchester Lakes	JV-M2	35%	VA	Washington DC	1990	2005	165,568	57,949	92.9%	92.9%	—	65,000	Shoppers Food Warehouse
Fortuna			VA	Washington DC	2004	2004	108,234	108,234	85.5%	85.5%	123,735	66,870	Shoppers Food Warehouse, (Target)
Fox Mill Shopping Center	JV-M2	35%	VA	Washington DC	1977	2005	103,269	36,144	100.0%	100.0%	—	49,837	Giant Food
Gayton Crossing	JV-M2	35%	VA	Richmond- Petersburg	1983	2005	156,915	54,920	96.2%	96.2%	—	38,408	Ukrop’s
Glen Lea Centre	JV-M2	35%	VA	Richmond- Petersburg	1969	2005	78,493	27,473	54.3%	54.3%	—	—	0
Greenbriar Town Center	JV-M2	35%	VA	Washington DC	1972	2005	345,935	121,077	100.0%	100.0%	—	62,319	Giant Food
Hanover Village	JV-M2	35%	VA	Richmond- Petersburg	1971	2005	96,146	33,651	95.3%	95.3%	—	34,573	Rack ‘N’ Sack
Hoadly Village Center			VA	Washington DC	2005	2005	105,609	105,609	49.6%	49.6%	—	52,409	Harris Teeter
Hollymead Town Center			VA	Charlottesville	2004	2003	163,287	163,287	74.2%	74.2%	142,500	60,607	Harris Teeter, (Target)
Kamp Washington Shopping Center	JV-M2	35%	VA	Washington DC	1960	2005	71,825	25,139	100.0%	100.0%	—	—	—
Kings Park Shopping Center	JV-M2	35%	VA	Washington DC	1966	2005	77,202	27,021	100.0%	100.0%	—	28,161	Giant Food
Laburnum Park Shopping Center	JV-M2	35%	VA	Richmond- Petersburg	1977	2005	64,992	22,747	88.5%	88.5%	49,000	49,000	(Ukrop’s)
Laburnum Square Shopping Center	JV-M2	35%	VA	Richmond- Petersburg	1975	2005	109,405	38,292	89.2%	89.2%	—	45,157	Kroger
Saratoga Shopping Center	JV-M2	35%	VA	Washington DC	1977	2005	101,587	35,555	94.6%	94.6%	—	39,187	Giant Food
Signal Hill			VA	Washington DC	2004	2003	95,173	95,173	100.0%	100.0%	—	67,470	Shoppers Food Warehouse
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse
Statler Square Phase I			VA	None	1996	1998	133,660	133,660	97.9%	97.9%	—	65,003	Kroger
Tall Oaks Village Center			VA	Washington DC	1998	2002	71,953	71,953	100.0%	100.0%	—	38,763	Giant
The Market at Opitz Crossing			VA	Washington DC	2003	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway
Town Center at Sterling Shopping Center	JV-M2	35%	VA	Washington DC	1980	2005	190,069	66,524	100.0%	100.0%	—	46,935	Giant Food
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	2002	298,601	59,720	99.3%	99.3%	—	48,424	Shoppers Food Warehouse, Gold’s Gym
Village Shopping Center	JV-M2	35%	VA	Richmond- Petersburg	1948	2005	111,177	38,912	94.2%	94.2%	—	45,023	Ukrop’s
Willston Centre I	JV-M2	35%	VA	Washington DC	1952	2005	105,376	36,882	99.2%	99.2%	—	—	—
Willston Centre II	JV-M2	35%	VA	Washington DC	1986	2005	127,449	44,607	100.0%	100.0%	—	42,491	Safeway

			VA				3,781,179	1,913,111	94.4%	92.3%	315,235	1,435,178

Regional Totals							8,502,143	3,917,177	94.2%	92.4%	414,235	2,746,531

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago	1998	2004	135,285	27,057	97.1%	97.1%	—	72,397	Dominicks
Brentwood Commons	JV-M2	35%	IL	Chicago	1962	2005	125,585	43,955	88.8%	88.8%	—	64,762	Dominicks
Civic Center Plaza	JV-M2	35%	IL	Chicago	1989	2005	265,024	92,758	98.2%	98.2%	—	87,135	Dominicks, Home Depot
Deer Grove Center	JV-C	20%	IL	Chicago	1996	2004	209,368	41,874	98.6%	98.6%	117,000	65,816	Dominicks. Linens N’ Things, (Target)
Deer Grove Phase II	JV-C	20%	IL	Chicago	2004	2004	25,188	5,038	80.9%	80.9%	—	—	—
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	2003	114,534	114,534	97.5%	97.5%	—	64,937	Jewel / OSCO
Geneva Crossing	JV-C	20%	IL	Chicago	1997	2004	123,182	24,636	100.0%	100.0%	—	72,385	Dominicks
Heritage Plaza - Chicago	JV-M	25%	IL	Chicago	2005	2005	128,871	32,218	96.8%	96.8%	—	64,922	Jewel / OSCO
Hinsdale			IL	Chicago	1986	1998	178,975	178,975	100.0%	100.0%	—	69,540	Dominicks
Mallard Creek Shopping Center	JV-M2	35%	IL	Chicago	1987	2005	143,574	50,251	97.2%	97.2%	—	76,258	Dominicks
McHenry Commons Shopping Center	JV-M2	35%	IL	Chicago	1988	2005	100,526	35,184	95.1%	95.1%	—	76,170	Dominicks
Riverside Sq & River’s Edge	JV-M2	35%	IL	Chicago	1986	2005	169,436	59,303	99.3%	99.3%	—	74,495	Dominicks
Riverview Plaza	JV-M2	35%	IL	Chicago	1981	2005	139,262	48,742	100.0%	100.0%	—	50,094	Dominicks
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	2004	87,705	17,541	100.0%	100.0%	—	65,977	Dominicks
Stearns Crossing	JV-C	20%	IL	Chicago	1999	2004	96,613	19,323	97.1%	97.1%	—	65,613	Dominicks
Stonebrook Plaza Shopping Center	JV-M2	35%	IL	Chicago	1984	2005	95,825	33,539	100.0%	100.0%	—	63,000	Dominicks
The Oaks Shopping Center	JV-M2	35%	IL	Chicago	1983	2005	135,083	47,279	86.7%	86.7%	—	63,863	Dominicks
Westbrook Commons			IL	Chicago	1984	2001	121,502	121,502	95.1%	95.1%	—	51,304	Dominicks

			IL				2,395,538	993,707	96.9%	97.1%	117,000	1,148,668

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro -rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
							GLA Jun-05	GLA Jun-05	% Leased	% Leased
Greenwood Springs			IN	Indianapolis	2004	2004	90,547	90,547	69.3%	69.3%	203,091	—	Gander Mountain Co., (Wal-Mart)
Willow Lake Shopping Center	JV-M2	35%	IN	Indianapolis	1987	2005	85,923	30,073	96.0%	96.0%	64,000	64,000	(Kroger)
Willow Lake West Shopping Center	JV-M2	35%	IN	Indianapolis	2001	2005	52,961	18,536	100.0%	100.0%	—	10,028	Trader Joe’s

			IN				229,431	139,156	86.4%	79.1%	267,091	74,028

Franklin Square	JV-M	25%	KY	Lexington	1988	1998	203,318	50,830	97.0%	97.0%	—	50,499	Kroger
Silverlake	JV-M	25%	KY	Cincinnati	1988	1998	99,352	24,838	96.5%	96.5%	—	60,000	Kroger

			KY				302,670	75,668	96.9%	96.9%	—	110,499

Fenton Marketplace			MI	Flint	1999	1999	97,224	97,224	97.1%	97.1%	—	53,739	Farmer Jack
Independence Square			MI	Detroit	2004	2003	89,083	89,083	91.8%	91.8%	—	60,137	Kroger
Waterford Towne Center			MI	Detroit	1998	1998	96,101	96,101	94.4%	94.4%	—	60,202	Kroger

			MI				282,408	282,408	94.5%	94.5%	—	174,078

Colonial Square	JV-M2	35%	MN	Minneapolis-St. Paul	1959	2005	93,200	32,620	100.0%	100.0%	—	43,978	Lunds
Rockford Road Plaza	JV-M2	35%	MN	Minneapolis-St. Paul	1991	2005	207,897	72,764	96.1%	96.1%	—	65,608	Rainbow Foods

			MN				301,097	105,384	97.3%	97.3%	—	109,586

Beckett Commons			OH	Cincinnati	1995	1998	121,498	121,498	98.7%	98.7%	—	70,815	Kroger
Cherry Grove			OH	Cincinnati	1997	1998	195,497	195,497	90.6%	90.6%	—	66,336	Kroger
East Pointe			OH	Columbus	1993	1998	86,503	86,503	100.0%	100.0%	—	59,120	Kroger
Hyde Park			OH	Cincinnati	1995	1997	397,893	397,893	95.7%	95.7%	—	169,267	Kroger/ Biggs
Kingsdale Shopping Center			OH	Columbus	1999	1997	268,970	268,970	48.1%	48.1%	—	56,006	Giant Eagle
Kroger New Albany Center			OH	Columbus	1999	1999	91,722	91,722	94.7%	94.7%	—	63,805	Kroger
Maxtown Road (Northgate)			OH	Columbus	1996	1998	85,100	85,100	100.0%	100.0%	90,000	62,000	Kroger, (Home Depot)
Park Place Shopping Center			OH	Columbus	1988	1998	106,834	106,834	61.8%	61.8%	—	—	—
Regency Commons			OH	Cincinnati	2004	2004	30,770	30,770	42.6%	42.6%	—	—	—
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	2001	108,903	27,226	97.6%	97.6%	—	65,000	Kroger
Shoppes at Mason			OH	Cincinnati	1997	1998	80,800	80,800	100.0%	100.0%	—	56,800	Kroger
Westchester Plaza			OH	Cincinnati	1988	1998	88,182	88,182	98.4%	98.4%	—	66,523	Kroger
Windmiller Plaza Phase I			OH	Columbus	1997	1998	120,362	120,362	95.0%	95.0%	—	76,555	Kroger
Worthington Park Centre			OH	Columbus	1991	1998	93,095	93,095	92.7%	92.7%	—	52,337	Kroger

			OH				1,876,129	1,794,452	86.3%	85.8%	90,000	864,564

Cudahy Center Shopping Center	JV-M2	35%	WI	Milwaukee	1972	2005	103,254	36,139	82.7%	82.7%	—	62,865	Pick ‘N’ Save
Racine Centre Shopping Center	JV-M2	35%	WI	Racine	1988	2005	135,827	47,539	99.1%	99.1%	—	50,979	Piggly Wiggly
Whitnall Square Shopping Center	JV-M2	35%	WI	Milwaukee	1989	2005	133,301	46,655	98.8%	98.8%	—	69,090	Pick ‘N’ Save

			WI				372,382	130,334	94.4%	94.4%	—	182,934

Regional Totals							5,759,655	3,521,109	92.8%	90.3%	474,091	2,664,357

Pacific Region
4S Commons Town Center			CA	San Diego	2004	2004	265,609	265,609	82.6%	82.6%	—	52,000	Ralph’s
4S Fitness Center			CA	San Diego	2004	2004	38,000	38,000	100.0%	100.0%	—	—	—
Alameda Bridgeside Shopping Center			CA	Oakland	2004	2003	104,632	104,632	72.2%	72.2%	—	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	2000	96,679	24,170	100.0%	100.0%	142,600	57,560	Albertson’s, (Target)
Auburn Village	JV-M2	35%	CA	Sacramento	1990	2005	133,944	46,880	100.0%	100.0%	25,821	45,540	Bel Air Market
Bayhill Shopping Center	JV-M2	35%	CA	San Francisco	1990	2005	121,846	42,646	98.3%	98.3%	—	32,110	Mollie Stones Market
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino	2004	2003	75,220	18,805	98.3%	98.3%	—	44,093	Stater Brothers
Blossom Valley			CA	San Jose	1990	1999	93,316	93,316	100.0%	100.0%	—	34,208	Safeway
Brea Marketplace	JV-M2	35%	CA	Orange County	1987	2005	298,193	104,368	81.4%	81.4%	—	—	Toys R Us
Campus Marketplace	JV-M	25%	CA	San Diego	2000	2000	144,288	36,072	99.2%	99.2%	—	58,527	Ralph’s
Clayton Valley			CA	Oakland	2004	2003	264,562	264,562	58.7%	58.7%	—	47,541	Nob Hill, Yardbirds Home Center
Clovis Commons			CA	Fresno	2004	2004	182,992	182,992	3.3%	3.3%	145,653	—	(Super Target)
Corral Hollow	JV-RC	25%	CA	Stockton	2000	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware
Costa Verde			CA	San Diego	1988	1999	178,622	178,622	99.6%	99.6%	—	40,000	Albertson’s
Diablo Plaza			CA	Oakland	1982	1999	63,214	63,214	100.0%	100.0%	53,000	53,000	(Safeway)

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
							GLA Jun-05	GLA Jun-05	% Leased	% Leased
El Camino			CA	Los Angeles	1995	1999	135,884	135,884	100.0%	100.0%	—	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	2000	256,034	64,009	97.5%	97.5%	66,700	66,700	(Lucky’s), Trader Joe’s
El Norte Pkwy Plaza			CA	San Diego	1984	1999	87,990	87,990	100.0%	100.0%	—	42,315	Von’s Food & Drug
Encina Grande			CA	Oakland	1965	1999	102,499	102,499	100.0%	100.0%	—	22,500	Safeway
Falcon Ridge			CA	Riverside-San Bernardino	2004	2003	228,920	228,920	95.9%	95.9%	123,735	43,718	Stater Brothers, (Target)
Five Points Shopping Center	JV-M2	35%	CA	Santa Barbara	1960	2005	144,553	50,594	100.0%	100.0%	—	35,305	Albertson’s
Folsom Prairie City Crossing			CA	Sacramento	1999	1999	90,209	90,209	100.0%	100.0%	—	55,255	Safeway
French Valley			CA	Riverside-San Bernardino	2004	2004	113,091	113,091	68.5%	68.5%	—	44,093	Stater Brothers
Friars Mission			CA	San Diego	1989	1999	146,898	146,898	99.4%	99.4%	—	55,303	Ralph’s
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	2000	112,767	28,192	100.0%	100.0%	—	57,050	Albertson’s
Gelson’s Westlake Market Plaza			CA	Ventura	2002	2002	84,975	84,975	98.2%	98.2%	—	37,500	Gelsons
Granada Village	JV-M2	35%	CA	Los Angeles	1965	2005	224,725	78,654	97.9%	97.9%	—	40,198	Ralph’s
Hasley Canyon Village			CA	Los Angeles	2003	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s
Heritage Plaza			CA	Orange County	1981	1999	231,602	231,602	99.8%	99.8%	—	44,376	Ralph’s
Laguna Niguel Plaza	JV-M2	35%	CA	Orange County	1985	2005	42,124	14,743	79.6%	79.6%	38,917	38,917	(Albertson’s)
Lake Forest Village	JV-M2	35%	CA	Orange County	1979	2005	119,741	41,909	98.5%	98.5%	—	38,472	Albertson’s
Loehmanns Plaza California			CA	San Jose	1983	1999	113,310	113,310	99.1%	99.1%	53,000	53,000	(Safeway)
Mariposa Shopping Center	JV-M2	35%	CA	San Jose	1957	2005	126,658	44,330	92.6%	92.6%	—	42,896	Safeway
Morningside Plaza			CA	Orange County	1996	1999	91,600	91,600	98.2%	98.2%	—	42,630	Stater Brothers
Navajo Shopping Center	JV-M2	35%	CA	San Diego	1964	2005	102,138	35,748	98.9%	98.9%	—	44,180	Albertson’s
Newland Center			CA	Orange County	1985	1999	149,174	149,174	98.8%	98.8%	—	58,000	Albertson’s
Oakbrook Plaza			CA	Ventura	1982	1999	83,279	83,279	100.0%	100.0%	—	43,842	Albertson’s
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	2001	197,166	39,433	99.6%	99.6%	—	28,210	Von’s Food & Drug
Plaza Hermosa			CA	Los Angeles	1984	1999	94,940	94,940	100.0%	100.0%	—	36,800	Von’s Food & Drug
Pleasant Hill Shopping Center	JV-M2	35%	CA	Oakland	1970	2005	233,678	81,787	99.2%	99.2%	—	—	Target, Toys R Us
Point Loma Plaza	JV-M2	35%	CA	San Diego	1987	2005	212,905	74,517	88.1%	88.1%	—	50,000	Von’s Food & Drug
Powell Street Plaza			CA	Oakland	1987	2001	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s
Rancho San Diego Village	JV-M2	35%	CA	San Diego	1981	2005	152,895	53,513	97.7%	97.7%	—	39,777	Von’s Food & Drug
Rona Plaza			CA	Orange County	1989	1999	51,754	51,754	100.0%	100.0%	—	37,194	Food 4 Less
San Leandro			CA	Oakland	1982	1999	50,432	50,432	100.0%	100.0%	38,250	38,250	(Safeway)
Santa Ana Downtown			CA	Orange County	1987	1999	100,305	100,305	100.0%	100.0%	—	37,972	Food 4 Less
Seal Beach	JV-C	20%	CA	Orange County	1966	2002	74,214	14,843	92.9%	92.9%	—	25,000	Safeway
Sequoia Station			CA	San Francisco	1996	1999	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)
Silverado Plaza	JV-M2	35%	CA	San Francisco	1974	2005	84,916	29,721	100.0%	100.0%	—	31,833	Nob Hill
Snell & Branham Plaza	JV-M2	35%	CA	San Jose	1988	2005	99,349	34,772	100.0%	100.0%	—	52,550	Safeway
Stanford Ranch Village	JV-M2	35%	CA	Sacramento	1991	2005	89,874	31,456	97.8%	97.8%	—	45,540	Bel Air Market
Strawflower Village			CA	San Francisco	1985	1999	78,827	78,827	100.0%	100.0%	—	33,753	Safeway
Tassajara Crossing			CA	Oakland	1990	1999	146,188	146,188	100.0%	100.0%	—	56,496	Safeway
The Shops of Santa Barbara			CA	Santa Barbara	2004	2003	51,568	51,568	87.2%	87.2%	—	—	—
The Shops of Santa Barbara Phase II			CA	Santa Barbara	2004	2004	69,377	69,377	57.7%	57.7%	—	40,000	Whole Foods
Twin Oaks Shopping Center	JV-M2	35%	CA	Los Angeles	1978	2005	98,399	34,440	98.3%	98.3%	—	40,775	Ralph’s
Twin Peaks			CA	San Diego	1988	1999	198,140	198,140	100.0%	100.0%	—	44,686	Albertson’s, Target
Valencia Crossroads			CA	Los Angeles	2003	2002	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s
Ventura Village			CA	Ventura	1984	1999	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug
Vista Village Phase I			CA	San Diego	2003	2002	126,398	126,398	100.0%	100.0%	165,000	25,000	Sprout’s, Krikorian Theatres, (Lowe’s)
Vista Village Phase II			CA	San Diego	2003	2002	55,000	55,000	100.0%	100.0%	—	—	—
West Park Plaza			CA	San Jose	1996	1999	88,103	88,103	100.0%	100.0%	—	24,712	Safeway
Westlake Village Plaza and Center			CA	Ventura	1975	1999	190,519	190,519	98.0%	98.0%	—	41,300	Von’s Food & Drug
Westridge			CA	Los Angeles	2003	2001	92,287	92,287	100.0%	100.0%	—	50,782	Albertson’s
Woodman Van Nuys			CA	Los Angeles	1992	1999	107,614	107,614	100.0%	100.0%	—	77,648	Gigante
Woodside Central			CA	San Francisco	1993	1999	80,591	80,591	100.0%	100.0%	113,000	—	(Target)
Ygnacio Plaza	JV-M2	35%	CA	Oakland	1968	2005	109,429	38,300	96.8%	96.8%	—	35,068	Albertson’s

			CA				8,530,144	6,116,922	93.1%	91.8%	1,027,726	2,625,612

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Jun-05	GLA Jun-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Cherry Park Market	JV-M	25%	OR	Portland	1997	1999	113,518	28,380	92.0%	92.0%	—	55,164	Safeway
Greenway Town Center	JV-M2	35%	OR	Portland	1979	2005	93,100	32,585	82.6%	82.6%	—	37,500	Unified Western Grocers
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	2000	150,080	37,520	98.1%	98.1%	—	57,370	Albertson’s
McMinnville Market Center			OR	Portland	2003	2003	74,313	74,313	98.1%	98.1%	—	53,641	Albertson’s
Murrayhill Marketplace			OR	Portland	1988	1999	149,215	149,215	88.5%	88.5%	—	41,132	Safeway
Sherwood Crossroads			OR	Portland	1999	1999	84,266	84,266	97.3%	97.3%	—	55,227	Safeway
Sherwood Market Center			OR	Portland	1995	1999	124,257	124,257	99.0%	99.0%	—	49,793	Albertson’s
Sunnyside 205			OR	Portland	1988	1999	52,710	52,710	100.0%	100.0%	—	—	—
Walker Center			OR	Portland	1987	1999	89,610	89,610	100.0%	100.0%	—	—	Sportmart

			OR				931,069	672,856	94.6%	95.4%	—	349,827

Aurora Marketplace	JV-M2	35%	WA	Seattle	1991	2005	106,921	37,422	95.1%	95.1%	—	48,893	Safeway
Cascade Plaza	JV-C	20%	WA	Seattle	1999	1999	211,072	42,214	99.4%	99.4%	—	49,440	Safeway
Eastgate Plaza	JV-M2	35%	WA	Seattle	1956	2005	78,230	27,381	100.0%	100.0%	—	28,775	Albertson’s
Inglewood Plaza			WA	Seattle	1985	1999	17,253	17,253	100.0%	100.0%	—	—	—
James Center	JV-M	20%	WA	Tacoma	1999	1999	140,240	28,048	96.0%	96.0%	—	68,273	Fred Myer
Orchard Market Center			WA	Portland	2004	2002	51,959	51,959	100.0%	100.0%	—	—	—
Overlake Fashion Plaza	JV-M2	35%	WA	Seattle	1987	2005	80,555	28,194	100.0%	100.0%	230,300	—	(Sears)
Padden Parkway Market Center			WA	Portland	2003	2002	81,582	81,582	98.3%	98.3%	—	52,443	Albertson’s
Pine Lake Village			WA	Seattle	1989	1999	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods
Sammamish Highland			WA	Seattle	1992	1999	101,289	101,289	100.0%	100.0%	55,000	55,000	(Safeway)
South Point Plaza			WA	Seattle	1997	1999	190,378	190,378	100.0%	100.0%	—	55,443	Cost Cutters
Southcenter			WA	Seattle	1990	1999	58,282	58,282	97.0%	97.0%	111,900	—	(Target)
Thomas Lake			WA	Seattle	1998	1999	103,872	103,872	98.8%	98.8%	—	50,065	Albertson’s

			WA				1,324,586	870,828	98.8%	99.1%	397,200	449,314

Regional Totals							10,785,799	7,660,605	93.9%	93.0%	1,424,926	3,424,753

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	2001	75,092	18,773	100.0%	100.0%	—	46,733	Publix
Trace Crossing			AL	Birmingham	2002	2001	74,130	74,130	95.2%	95.2%	—	51,420	Publix
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	2002	118,466	59,233	67.7%	67.7%	—	44,271	Publix
Village in Trussville			AL	Birmingham	1987	1993	56,356	56,356	93.4%	93.4%	—	38,380	Bruno’s

			AL				324,044	208,492	85.9%	87.3%	—	180,804

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	1993	102,342	25,586	98.8%	98.8%	—	48,555	Publix
Aventura Shopping Center			FL	Miami	1974	1994	102,876	102,876	89.5%	89.5%	—	35,908	Publix
Beneva Village Shops			FL	Sarasota	1987	1998	141,532	141,532	100.0%	100.0%	—	42,112	Publix
Berkshire Commons			FL	Naples	1992	1994	106,354	106,354	100.0%	100.0%	—	65,537	Publix
Bloomingdale			FL	Tampa	1987	1998	267,736	267,736	98.9%	98.9%	—	39,795	Publix, Wal-Mart, Bealls
Bolton Plaza			FL	Jacksonville	1988	1994	172,938	172,938	94.0%	94.0%	—	—	Wal-Mart
Boynton Lakes Plaza			FL	West Palm Beach	1993	1997	130,924	130,924	99.4%	99.4%	—	56,000	Winn-Dixie
Carriage Gate			FL	Tallahassee	1978	1994	76,783	76,783	95.6%	95.6%	—	—	—
Chasewood Plaza			FL	West Palm Beach	1986	1993	155,603	155,603	98.1%	98.1%	—	54,420	Publix
Courtyard Shopping Center			FL	Jacksonville	1987	1993	137,256	137,256	100.0%	100.0%	62,771	62,771	(Albertson’s), Target
East Port Plaza			FL	Fort Pierce	1991	1997	235,842	235,842	58.8%	58.8%	—	42,112	Publix
East Towne Shopping Center			FL	Orlando	2003	2002	69,841	69,841	97.1%	97.1%	—	44,840	Publix
Fleming Island			FL	Jacksonville	2000	1998	136,662	136,662	95.8%	95.8%	129,807	47,955	Publix, (Target)
Garden Square			FL	Miami	1991	1997	90,258	90,258	98.8%	98.8%	—	42,112	Publix
Grande Oak			FL	Ft Myers-Cape Coral	2000	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix
Highland Square	JV-M	25%	FL	Jacksonville	1999	1998	262,194	65,549	95.4%	95.4%	—	84,314	Publix/Winn-Dixie
John’s Creek Shopping Center			FL	Jacksonville	2004	2003	105,351	105,351	75.6%	75.6%	—	44,840	Publix
Julington Village	JV-C	20%	FL	Jacksonville	1999	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	1999	75,020	18,755	98.4%	98.4%	—	51,420	Publix
Lynnhaven	JV-M	25%	FL	Panama City	2001	2001	63,871	15,968	100.0%	100.0%	—	44,271	Publix
Mariners Village			FL	Orlando	1986	1997	133,440	133,440	100.0%	100.0%	—	45,500	Winn-Dixie
Marketplace St Pete			FL	Tampa	1983	1995	90,296	90,296	98.1%	98.1%	—	36,464	Publix

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

							JV's at 100%	REG's pro-rata share	JV's at 100%	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Jun-05	GLA Jun-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Martin Downs Village Center			FL	Fort Pierce	1985	1993	121,946	121,946	100.0%	100.0%	—	—	—
Martin Downs Village Shoppes			FL	Fort Pierce	1998	1993	49,743	49,743	100.0%	100.0%	—	—	—
Millhopper			FL	Gainesville	1974	1993	84,065	84,065	100.0%	100.0%	—	37,244	Publix
Newberry Square			FL	Gainesville	1986	1994	180,524	180,524	92.7%	92.7%	—	39,795	Publix, K-Mart
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	2000	86,772	21,693	94.5%	94.5%	—	61,171	Publix
Ocean Breeze			FL	Fort Pierce	1985	1993	108,209	108,209	79.5%	79.5%	—	36,464	Publix
Old St Augustine Plaza			FL	Jacksonville	1990	1996	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	1996	172,758	43,190	99.7%	99.7%	—	45,254	Publix
Palm Trails Plaza			FL	Fort Lauderdale	1998	1997	76,067	76,067	94.4%	94.4%	—	59,562	Winn-Dixie
Peachland Promenade			FL	Punta Gorda	1991	1995	82,082	82,082	100.0%	100.0%	—	48,890	Publix
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix
Pine Tree Plaza			FL	Jacksonville	1999	1997	63,387	63,387	98.5%	98.5%	—	37,866	Publix
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	2004	65,156	13,031	100.0%	100.0%	—	44,840	Publix
Plantation Plaza Phase II	JV-C2	20%	FL	Jacksonville	2004	2004	17,000	3,400	0.0%	0.0%	—	—	—
Regency Court			FL	Jacksonville	1992	1997	218,649	218,649	99.4%	99.4%	—	—	Sports Authority
Regency Square Brandon			FL	Tampa	1986	1993	345,151	345,151	99.1%	99.1%	—	—	AMC Theatre, Michaels
Regency Village	JV-O	50%	FL	Orlando	2002	2000	83,170	41,585	92.3%	92.3%	—	54,379	Publix
Shoppes @ 104	JV-M	25%	FL	Miami	1990	1998	108,192	27,048	96.1%	96.1%	—	46,368	Winn-Dixie
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	2002	96,407	48,204	90.1%	90.1%	—	44,271	Publix
Starke			FL	Jacksonville	2000	2000	12,739	12,739	100.0%	100.0%	—	—	—
Town Center at Martin Downs			FL	Fort Pierce	1996	1996	64,546	64,546	100.0%	100.0%	—	56,146	Publix
Town Square			FL	Tampa	1999	1997	44,679	44,679	99.3%	99.3%	—	—	—
University Collection			FL	Tampa	1984	1996	106,899	106,899	94.3%	94.3%	40,143	40,143	(Kash N Karry)
Village Center 6			FL	Tampa	1993	1995	181,110	181,110	95.0%	95.0%	—	36,434	Publix
Village Commons Shopping Center	JV-M2	35%	FL	West Palm Beach	1986	2005	169,053	59,169	98.1%	98.1%	—	39,975	Publix
Vineyard Shopping Center			FL	Tallahassee	2002	2001	62,821	62,821	88.3%	88.3%	—	44,271	Publix
Welleby			FL	Fort Lauderdale	1982	1996	109,949	109,949	99.5%	99.5%	—	46,779	Publix
Wellington Town Square			FL	West Palm Beach	1982	1996	107,325	107,325	97.2%	97.2%	—	44,840	Publix
Willa Springs Shopping Center			FL	Orlando	2000	2000	89,930	89,930	100.0%	100.0%	—	44,271	Publix

			FL				6,035,278	4,993,487	95.1%	94.9%	232,721	2,016,686

Ashford Place			GA	Atlanta	1993	1997	53,450	53,450	100.0%	100.0%	—	—	—
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	2004	68,271	17,068	100.0%	100.0%	—	44,271	Publix
Briarcliff La Vista			GA	Atlanta	1962	1997	39,203	39,203	100.0%	100.0%	—	—	—
Briarcliff Village			GA	Atlanta	1990	1997	187,156	187,156	98.9%	98.9%	—	43,454	Publix
Brookwood Village	JV-M	25%	GA	Atlanta	2000	2004	28,774	7,194	100.0%	100.0%	—	—	—
Buckhead Court			GA	Atlanta	1984	1997	58,130	58,130	83.0%	83.0%	—	—	—
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	2004	221,874	55,469	98.4%	98.4%	—	—	—
Cambridge Square Shopping Ctr			GA	Atlanta	1979	1996	71,475	71,475	100.0%	100.0%	—	40,852	Kroger
Cobb Center	JV-M	25%	GA	Atlanta	1996	2004	89,548	22,387	77.7%	77.7%	—	56,146	Publix
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	2004	68,489	17,122	98.1%	98.1%	—	56,077	Publix
Cromwell Square			GA	Atlanta	1990	1997	70,283	70,283	96.4%	96.4%	—	—	—
Delk Spectrum			GA	Atlanta	1991	1998	100,539	100,539	100.0%	100.0%	—	45,044	Publix
Dunwoody Hall			GA	Atlanta	1986	1997	89,351	89,351	100.0%	100.0%	—	44,271	Publix
Dunwoody Village			GA	Atlanta	1975	1997	120,598	120,598	94.3%	94.3%	—	18,400	Fresh Market
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	2004	97,990	24,498	90.3%	90.3%	—	31,000	Save Rite Grocery Store
Killian Hill Center	JV-M	25%	GA	Atlanta	2000	2000	113,216	28,304	97.5%	97.5%	—	54,340	Publix
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	2004	27,059	6,765	100.0%	100.0%	—	—	—
Loehmanns Plaza Georgia			GA	Atlanta	1986	1997	137,601	137,601	86.9%	86.9%	—	—	—
Memorial Bend Shopping Center			GA	Atlanta	1995	1997	177,283	177,283	94.8%	94.8%	—	56,146	Publix
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	2004	25,394	6,349	89.7%	89.7%	—	—	—
Orchard Square	JV-M	25%	GA	Atlanta	1987	1995	93,222	23,306	98.3%	98.3%	—	44,271	Publix

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Jun-05	GLA Jun-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Paces Ferry Plaza			GA	Atlanta	1987	1997	61,696	61,696	100.0%	100.0%	—	—	—
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	2004	95,509	23,877	44.6%	44.6%	—	—	—
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	2004	45,528	11,382	100.0%	100.0%	—	45,528	Kroger
Powers Ferry Square			GA	Atlanta	1987	1997	97,707	97,707	97.9%	97.9%	—	—	—
Powers Ferry Village			GA	Atlanta	1994	1997	78,996	78,996	99.9%	99.9%	—	47,955	Publix
Rivermont Station			GA	Atlanta	1996	1997	90,267	90,267	100.0%	100.0%	—	58,261	Kroger
Rose Creek	JV-M	25%	GA	Atlanta	1993	2004	69,790	17,448	98.1%	98.1%	—	56,077	Publix
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	2004	201,979	50,495	95.5%	95.5%	—	—	Pike Nursery
Russell Ridge			GA	Atlanta	1995	1994	98,559	98,559	96.6%	96.6%	—	63,296	Kroger
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	2004	84,928	21,232	100.0%	100.0%	—	54,498	Kroger
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	2004	62,558	15,640	100.0%	100.0%	—	37,888	Publix
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	2004	66,122	16,531	100.0%	100.0%	—	54,322	Kroger

			GA				2,992,545	1,897,357	94.7%	95.8%	—	952,097

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	1998	79,503	19,876	98.5%	98.5%	—	54,153	Kroger
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	2004	635,918	190,775	88.2%	88.2%	—	79,830	Harris Teeter/ Fresh Market
Carmel Commons			NC	Charlotte	1979	1997	132,651	132,651	90.3%	90.3%	—	14,300	Fresh Market
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	2004	124,774	31,194	100.0%	100.0%	—	46,478	Kroger
Garner			NC	Raleigh	1998	1998	221,776	221,776	98.9%	98.9%	273,000	57,590	Kroger, (Home Depot), (Target)
Glenwood Village			NC	Raleigh	1983	1997	42,864	42,864	96.1%	96.1%	—	27,764	Harris Teeter
Greystone Village	JV-M	25%	NC	Raleigh	1986	2004	85,665	21,416	100.0%	100.0%	—	35,700	Food Lion
Kernersville Plaza			NC	Greensboro	1997	1998	72,590	72,590	100.0%	100.0%	—	57,590	Harris Teeter
Lake Pine Plaza			NC	Raleigh	1997	1998	87,691	87,691	95.2%	95.2%	—	57,590	Kroger
Maynard Crossing			NC	Raleigh	1997	1998	122,782	122,782	98.7%	98.7%	—	55,973	Kroger
Shoppes of Kildaire	JV-M2	35%	NC	Raleigh	1986	2005	148,204	51,871	87.3%	87.3%	—	44,000	Winn-Dixie
Southpoint Crossing			NC	Raleigh	1998	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger
Union Square Shopping Center			NC	Charlotte	1989	1996	97,191	97,191	90.1%	90.1%	—	33,000	Harris Teeter
Woodcroft Shopping Center			NC	Raleigh	1984	1996	89,833	89,833	98.7%	98.7%	—	40,832	Food Lion

			NC				2,044,570	1,285,638	93.6%	95.0%	273,000	663,960

Fairview Market	JV-M	25%	SC	Greenville	1998	2004	53,888	13,472	94.1%	94.1%	—	37,888	Publix
Merchants Village	JV-M	25%	SC	Charleston	1997	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix
Murray Landing			SC	Columbia	2003	2002	64,359	64,359	93.5%	93.5%	—	44,840	Publix
North Pointe	JV-M	25%	SC	Columbia	1996	2004	64,257	16,064	100.0%	100.0%	—	47,955	Publix
Pelham Commons			SC	Greenville	2003	2002	76,541	76,541	87.4%	87.4%	—	44,271	Publix
Poplar Springs	JV-M	25%	SC	Greenville	1995	2004	64,038	16,010	98.2%	98.2%	—	47,955	Publix
Queensborough	JV-O	50%	SC	Charleston	1993	1998	82,333	41,167	100.0%	100.0%	—	65,796	Publix
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	2001	36,887	9,222	100.0%	100.0%	—	27,887	Publix

			SC				522,027	256,765	96.5%	94.2%	—	354,480

Dickson TN			TN	None	1998	1998	10,908	10,908	100.0%	100.0%	—	—	—
Harding Mall			TN	Nashville	2004	2004	202,300	202,300	90.7%	90.7%	—	—	Wal-Mart Supercenter
Harpeth Village Fieldstone			TN	Nashville	1998	1997	70,091	70,091	100.0%	100.0%	—	55,377	Publix
Nashboro			TN	Nashville	1998	1998	86,811	86,811	93.3%	93.3%	—	61,224	Kroger
Northlake Village I & II			TN	Nashville	1988	2000	151,629	151,629	92.4%	92.4%	—	64,537	Kroger
Peartree Village			TN	Nashville	1997	1997	114,795	114,795	100.0%	100.0%	—	65,538	Harris Teeter

			TN				636,534	636,534	94.3%	94.3%	—	246,676

Regional Totals							12,554,998	9,278,273	94.6%	94.9%	505,721	4,414,703

Southwest Region
Anthem Marketplace			AZ	Phoenix	2000	2003	113,292	113,292	97.8%	97.8%	—	55,256	Safeway
The Shops			AZ	Phoenix	2000	2003	35,710	35,710	92.1%	92.1%	—	—	—
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	2001	107,647	21,529	100.0%	100.0%	—	55,403	Safeway
Paseo Village			AZ	Phoenix	1998	1999	92,399	92,399	58.1%	58.1%	—	—	—
Pima Crossing			AZ	Phoenix	1996	1999	239,438	239,438	95.6%	95.6%	—	—	Chez Antiques

			AZ				588,486	502,368	90.7%	89.1%	—	110,659

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100%	REG’s pro- rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
							GLA Jun-05	GLA Jun-05	% Leased	% Leased
Applewood Shopping Center	JV-M2	35%	CO	Denver	1956	2005	375,622	131,468	96.9%	96.9%	—	71,074	King Soopers, Wal-Mart
Arapahoe Village	JV-M2	35%	CO	Boulder	1957	2005	159,237	55,733	93.6%	93.6%	—	43,500	Safeway
Belleview Square			CO	Denver	1978	2004	117,085	117,085	100.0%	100.0%	—	65,104	King Soopers
Boulevard Center			CO	Denver	1986	1999	88,512	88,512	94.6%	94.6%	52,700	52,700	(Safeway)
Buckley Square			CO	Denver	1978	1999	111,146	111,146	96.0%	96.0%	—	62,400	King Soopers
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	2002	148,575	37,144	97.6%	97.6%	125,000	58,374	Safe way, (Target)
Cherrywood Square	JV-M2	35%	CO	Denver	1978	2005	86,161	30,156	98.7%	98.7%	—	51,640	King Soopers
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers
Crossroads Commons	JV-C	20%	CO	Boulder	1986	2001	144,288	28,858	95.5%	95.5%	—	40,846	Whole Foods
Hilltop Village			CO	Denver	2003	2002	100,028	100,028	95.9%	95.9%	—	66,000	King Soopers
Leetsdale Marketplace			CO	Denver	1993	1999	119,916	119,916	91.9%	91.9%	—	62,600	Safeway
Littleton Square			CO	Denver	1997	1999	94,257	94,257	100.0%	100.0%	—	49,751	King Soopers
Lloyd King Center			CO	Denver	1998	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers
Monument Jackson Creek			CO	Colorado Springs	1999	1998	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers
New Windsor Marketplace			CO	Greeley	2003	2002	95,877	95,877	90.7%	90.7%	—	66,507	King Soopers
Ralston Square Shopping Center	JV-M2	35%	CO	Denver	1977	2005	82,750	28,963	98.0%	98.0%	—	55,311	King Soopers
Stroh Ranch			CO	Denver	1998	1998	93,436	93,436	100.0%	100.0%	—	69,719	King Soopers
Willow Creek Center	JV-C	20%	CO	Denver	1985	2001	162,897	32,579	93.9%	93.9%	—	53,294	Safeway
Woodmen Plaza			CO	Colorado Springs	1998	1998	104,558	104,558	98.7%	98.7%	—	69,716	King Soopers

			CO				2,342,827	1,460,778	96.7%	96.8%	177,700	1,139,402

Athem Highland Shopping Center			NV	Las Vegas	2004	2004	119,313	119,313	71.7%	71.7%	—	53,963	Albertson’s

			NV				119,313	119,313	71.7%	71.7%	—	53,963

Alden Bridge			TX	Houston	1998	2002	138,953	138,953	96.8%	96.8%	—	67,768	Kroger
Atascocita Center			TX	Houston	2003	2002	94,180	94,180	80.3%	80.3%	62,680	62,680	(Kroger)
Bethany Park Place			TX	Dallas	1998	1998	74,066	74,066	91.7%	91.7%	—	58,374	Kroger
Casa Linda Plaza			TX	Dallas	1997	1999	324,639	324,639	81.0%	81.0%	—	59,561	Albertson’s
Champions Forest			TX	Houston	1983	1999	115,247	115,247	87.9%	87.9%	—	56,457	Randall’s Food
Cochran’s Crossing			TX	Houston	1994	2002	138,192	138,192	97.1%	97.1%	—	63,449	Kroger
Cooper Street			TX	Fort Worth	1992	1999	133,196	133,196	98.5%	98.5%	—	—	(Home Depot)
First Colony Marketplace	JV-M2	35%	TX	Houston	1993	2005	111,675	39,086	97.3%	97.3%	—	68,150	Randa ll’s Food
Fort Bend Center			TX	Houston	2000	2000	30,166	30,166	83.6%	83.6%	67,106	67,106	(Kroger)
Hancock			TX	Austin	1998	1999	410,438	410,438	97.6%	97.6%	—	90,217	H.E.B., Sears
Hebron Park	JV-M	25%	TX	Dallas	1999	1999	46,800	11,700	91.0%	91.0%	59,460	59,460	(Albertson’s)
Hillcrest Village			TX	Dallas	1991	1999	14,530	14,530	100.0%	100.0%	—	—	—
Indian Springs Center	JV-O	50%	TX	Houston	2003	2002	136,625	68,313	94.0%	94.0%	—	79,000	H.E.B.
Keller Town Center			TX	Fort Worth	1999	1999	114,937	114,937	99.0%	99.0%	—	63,631	Tom Thumb
Kleinwood Center			TX	Houston	2003	2002	152,886	152,886	82.3%	82.3%	—	78,348	H.E.B.
Lebanon/Legacy Center			TX	Dallas	2002	2000	56,669	56,669	77.4%	77.4%	62,804	62,804	(Albertson’s)
Main Street Center			TX	Dallas	2002	2002	42,832	42,832	80.7%	80.7%	62,322	62,322	(Albertson’s)
Market at Preston Forest			TX	Dallas	1990	1999	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb
Market at Round Rock			TX	Austin	1987	1999	123,046	123,046	96.3%	96.3%	—	63,800	Albertson’s
Memorial Collection Shopping Center	JV-M2	35%	TX	Houston	1974	2005	103,382	36,184	91.8%	91.8%	—	53,993	Randall’s Food
Mockingbird Common			TX	Dallas	1987	1999	120,321	120,321	93.0%	93.0%	—	48,525	Tom Thumb
North Hills			TX	Austin	1995	1999	144,019	144,019	100.0%	100.0%	—	60,465	H.E.B.
Panther Creek			TX	Houston	1994	2002	165,560	165,560	94.7%	94.7%	—	65,800	Randall’s Food
Preston Park			TX	Dallas	1985	1999	273,396	273,396	78.1%	78.1%	—	52,688	Tom Thumb
Prestonbrook			TX	Dallas	1998	1998	91,274	91,274	100.0%	100.0%	—	63,373	Kroger
Prestonwood Park			TX	Dallas	1999	1999	101,167	101,167	73.5%	73.5%	62,322	62,322	(Albertson’s)
Rockwall Town Center			TX	Dallas	2004	2002	45,876	45,876	5.3%	5.3%	57,017	57,017	(Kroger)
Shiloh Springs			TX	Dallas	1998	1998	110,040	110,040	98.7%	98.7%	—	60,932	Kroger
Signature Plaza			TX	Dallas	2004	2003	32,374	32,374	83.0%	83.0%	61,962	61,962	(Kroger)

PORTFOLIO SUMMARY REPORT BY REGION

June 30, 2005

Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	JV’s at 100%	REG’s pro- rata share	JV’s at 100%	REG’s pro-rata share	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
							GLA Jun-05	GLA Jun-05	% Leased	% Leased
Spring West Center			TX	Houston	2004	2003	144,060	144,060	78.7%	78.7%	—	109,121	H.E.B.
Sterling Ridge			TX	Houston	2000	2002	128,643	128,643	100.0%	100.0%	—	63,373	Kroger
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	2001	134,045	26,809	100.0%	100.0%	—	65,241	Kroger
Trophy Club			TX	Fort Worth	1999	1999	106,607	106,607	85.3%	85.3%	—	63,654	Tom Thumb
Valley Ranch Centre			TX	Dallas	1997	1999	117,187	117,187	85.5%	85.5%	—	55,750	Tom Thumb
Weslayan Plaza East	JV-M2	35%	TX	Houston	1969	2005	174,192	60,967	96.2%	96.2%	—	—	—
Weslayan Plaza West	JV-M2	35%	TX	Houston	1969	2005	183,058	64,070	94.5%	94.5%	—	51,960	Randall’s Food
Westheimer Marketplace	JV-M2	35%	TX	Houston	1993	2005	135,936	47,578	79.2%	79.2%	—	68,150	Randall’s Food
Woodway Collection	JV-M2	35%	TX	Houston	1974	2005	111,005	38,852	92.0%	92.0%	—	56,596	Randall’s Food

			TX				4,772,843	4,029,683	90.0%	89.4%	495,673	2,235,867

Regional Totals							7,823,469	6,112,142	91.8%	90.8%	673,373	3,539,891

Regency Centers Total							45,426,064	30,489,307	93.6%	92.7%	3,492,346	16,790,235

	JV’s at 100%	REG’s pro- rata share
All Properties	Jun-05
Alabama	324,044	208,492
Arizona	588,486	502,368
California	8,530,144	6,116,922
Colorado	2,342,827	1,460,778
Connecticut	177,207	62,022
Delaware	655,687	385,762
District of Columbia	16,834	5,892
Florida	6,035,278	4,993,487
Georgia	2,992,545	1,897,357
Illinois	2,395,538	993,707
Indiana	229,431	139,156
Kentucky	302,670	75,668
Maryland	2,254,206	746,032
Michigan	282,408	282,408
Minnesota	301,097	105,384
Mississippi	0	0
Missouri	0	0
Nevada	119,313	119,313
New Hampshire	141,068	141,068
New Jersey	156,482	54,769
North Carolina	2,044,570	1,285,638
Ohio	1,876,129	1,794,452
Oregon	931,069	672,856
Pennsylvania	1,319,480	608,521
South Carolina	522,027	256,765
Tennessee	636,534	636,534
Texas	4,772,843	4,029,683
Virginia	3,781,179	1,913,111
Washington	1,324,586	870,828
Wisconsin	372,382	130,334
Wyoming	0	0

Total All Properties	45,426,064	30,489,307

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.

JV-C:	Joint Venture with Oregon

JV-C2:	Joint Venture with Oregon

JV-CCV:	Joint Venture with Oregon

JV-RC:	Joint Venture with CalSTRS

JV-M:	Joint Venture with Macquarie

JV-MD:	Joint Venture with Macquarie

JV-M2:	Joint Venture with Macquarie

JV-O:	Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

Including only Regency’s Pro-Rata Share of joint venture properties

June 30, 2005

Tenant	REG’s Pro-Rata Share of Tenant GLA*	% of Company Owned GLA *	Pro-Rata Annualized Base Rent*	% of Pro-Rata Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Kroger	2,944,356	9.7%	26,926,158	6.76%	68	22
Safeway	2,020,496	6.6%	18,337,619	4.60%	72	43
Publix	1,881,956	6.2%	15,859,995	3.98%	60	27
Albertsons	940,570	3.1%	8,900,035	2.23%	28	12
Blockbuster Video	394,487	1.3%	7,968,395	2.00%	98	41
H.E.B.	377,651	1.2%	4,497,612	1.13%	6	2
Supervalu	397,523	1.3%	4,284,287	1.08%	15	12
Walgreens	258,998	0.8%	3,856,948	0.97%	23	7
Harris Teeter	315,808	1.0%	3,648,611	0.92%	7	1
CVS	215,896	0.7%	2,976,454	0.75%	34	17
Whole Foods	43,169	0.1%	2,958,883	0.74%	3	1
Hallmark	181,086	0.6%	2,863,770	0.72%	65	34
TJX Companies	321,716	1.1%	2,810,085	0.71%	20	12
Sears / K-Mart	466,638	1.5%	2,793,964	0.70%	23	15
Washington Mutual Bank	106,829	0.4%	2,709,814	0.68%	40	15
Starbucks	91,955	0.3%	2,668,964	0.67%	81	33
Hollywood Video	128,130	0.4%	2,568,675	0.64%	33	16
Petco	151,065	0.5%	2,539,356	0.64%	17	8
Wal-Mart	449,423	1.5%	2,425,217	0.61%	4	1
The UPS Store	107,016	0.4%	2,324,599	0.58%	109	46
Long’s Drug	230,338	0.8%	2,323,740	0.58%	15	7
Subway	93,497	0.3%	2,309,653	0.58%	108	54
Stater Brothers	141,464	0.5%	2,200,096	0.55%	4	1

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer-owned fuel pads on ground leases	Pro-Rata Annualized Base Rent
Safeway Total	133,648
Albertsons Total	49,999
Kroger Total	40,900

GLA owned & occupied by the anchor not included above:		# of Tenant- Owned Stores	Total # of Stores (including Tenant-Owned)
Albertsons	294,443	11	39
Safeway	330,500	8	80
Kroger	271,165	9	77
Ross	7,547	1	14
Wal-Mart	203,091	1	5
Sears/K-Mart	230,200	1	24

	896,108

*	Pro-Rata Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS

Including 100% of properties owned in unconsolidated joint ventures

June 30, 2005

Tenant	Tenant GLA*	% of Company Owned GLA *	Total Annualized Base Rent*	% of Total Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Safeway	3,530,418	7.8%	33,326,249	5.58%	72	43
Kroger	3,704,293	8.2%	32,769,046	5.48%	68	22
Publix	2,798,115	6.2%	23,872,601	3.99%	60	27
Albertsons	1,300,249	2.9%	12,388,656	2.07%	28	12
Blockbuster Video	548,698	1.2%	11,123,318	1.86%	98	41
Supervalu	796,957	1.8%	8,356,248	1.40%	15	12
TJX Companies	543,636	1.2%	5,115,095	0.86%	20	12
H.E.B.	417,151	0.9%	5,047,612	0.84%	6	2
CVS	333,258	0.7%	4,992,993	0.84%	34	17
Ross Dress for Less	376,700	0.8%	4,807,528	0.80%	13	11
Walgreens	318,306	0.7%	4,715,025	0.79%	23	7
Sears/K-Mart	666,301	1.5%	4,535,112	0.76%	23	15
Hallmark	282,867	0.6%	4,397,963	0.74%	65	34
Petco	231,852	0.5%	4,127,050	0.69%	17	8
Hollywood Video	201,054	0.4%	4,086,245	0.68%	33	16
Harris Teeter	359,908	0.8%	4,016,111	0.67%	7	1
Washington Mutual Bank	149,453	0.3%	3,788,933	0.63%	40	15
Starbucks	128,738	0.3%	3,753,011	0.63%	81	33
Ahold	460,851	1.0%	3,693,916	0.62%	11	8
Long’s Drug	340,948	0.8%	3,653,225	0.61%	15	7
Subway	144,894	0.3%	3,453,321	0.58%	108	54
The UPS Store	152,793	0.3%	3,293,738	0.55%	109	46
McDonalds	100,561	0.2%	3,240,101	0.54%	42	24
Whole Foods	115,846	0.3%	3,237,421	0.54%	3	1
Bank of America	89,058	0.2%	3,077,713	0.51%	29	16
Wal-Mart	539,038	1.2%	2,997,634	0.50%	4	1

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer-owned fuel pads on ground leases	Annualized Base Rent @ 100%
Safeway Total	372,615
Albertsons Total	79,998
Kroger Total	73,599

GLA owned & occupied by the anchor not included above:		# of Tenant-Owned Stores	Total # of Stores (including Tenant-Owned)
Albertsons	411,547	11	39
Safeway	363,000	8	80
Kroger	312,765	9	77
Ross	30,187	1	14
W-Mart	203,091	1	5
Sears/K-Mart	230,200	1	24

	1,550,790

*	GLA includes 100% of the GLA in unconsolidated joint ventures. Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of June 30, 2005, a schedule of the lease expirations of for the next ten years, assuming that no tenants exercise renewal options:

All Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Pro-Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA—at 100%	Percent of Total Company SF	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Total Minimum Rent **
(1)	372,992	1.4%	5,878,439	1.5%	$15.76	708,322	1.7%	10,892,190	1.9%
2005	894,666	3.3%	14,599,496	3.8%	$16.32	1,381,439	3.4%	21,910,268	3.8%
2006	2,728,115	10.1%	43,747,191	11.4%	$16.04	3,957,626	9.6%	63,379,575	10.9%
2007	3,099,882	11.5%	50,025,323	13.0%	$16.14	4,812,525	11.7%	77,076,936	13.2%
2008	2,946,364	10.9%	45,759,429	11.9%	$15.53	4,582,028	11.1%	68,858,587	11.8%
2009	2,853,131	10.6%	47,960,171	12.5%	$16.81	4,267,208	10.4%	70,611,116	12.1%
2010	1,941,717	7.2%	31,249,586	8.2%	$16.09	2,849,851	6.9%	43,931,869	7.5%
2011	1,177,527	4.4%	15,137,253	3.9%	$12.86	1,713,443	4.2%	23,394,655	4.0%
2012	1,171,472	4.3%	15,761,245	4.1%	$13.45	1,833,954	4.5%	26,641,568	4.6%
2013	906,938	3.4%	13,106,776	3.4%	$14.45	1,655,244	4.0%	22,289,119	3.8%
2014	847,090	3.1%	12,076,160	3.2%	$14.26	1,500,742	3.6%	20,542,921	3.5%

10 Year Total	18,939,893	70.3%	295,301,068	77.0%	$15.59	29,262,382	71.1%	449,528,804	77.2%

Thereafter	8,001,903	29.7%	88,059,454	23.0%	$11.00	11,922,426	28.9%	132,698,451	22.8%

	26,941,796	100.0%	383,360,523	100.0%	$14.23	41,184,808	100.0%	582,227,255	100.0%

Anchor Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Pro-Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA— at 100%	Percent of Total Company SF	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Total Minimum Rent **
(1)	13,125	0.1%	97,453	0.1%	$7.42	37,500	0.3%	278,436	0.1%
2005	163,125	1.2%	1,115,987	0.9%	$6.84	252,186	1.8%	1,625,447	0.8%
2006	661,330	4.8%	4,875,484	3.9%	$7.37	847,646	6.1%	6,072,782	3.1%
2007	878,809	6.3%	6,550,360	5.2%	$7.45	1,393,296	10.1%	10,688,372	5.5%
2008	893,255	6.4%	5,733,083	4.6%	$6.42	1,514,041	10.9%	10,200,667	5.3%
2009	881,103	6.4%	7,800,752	6.2%	$8.85	1,290,062	9.3%	11,801,859	6.1%
2010	619,053	4.5%	5,306,968	4.2%	$8.57	1,006,298	7.3%	8,140,210	4.2%
2011	737,398	5.3%	5,878,125	4.7%	$7.97	1,059,941	7.7%	9,140,713	4.7%
2012	766,600	5.5%	7,312,915	5.8%	$9.54	1,127,238	8.1%	11,644,142	6.0%
2013	477,044	3.4%	4,093,887	3.3%	$8.58	969,918	7.0%	8,064,281	4.2%
2014	451,892	3.3%	3,876,398	3.1%	$8.58	867,546	6.3%	7,562,559	3.9%

10 Year Total	6,542,734	47.2%	52,641,413	42.0%	$8.05	10,365,672	48.9%	85,219,468	44.0%

Thereafter	7,312,121	52.8%	72,546,548	58.0%	$9.92	10,850,403	78.3%	108,410,572	56.0%

	13,854,855	100.0%	125,187,960	100.0%	$9.04	21,216,075	100.0%	193,630,040	100.0%

(1)	Leases currently under month to month lease or in process of renewal

*	Expiring GLA

**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

TENANT LEASE EXPIRATIONS Continued

The following table sets forth, for all leases in place as of June 30, 2005, a schedule of the lease expirations of for the next ten years, assuming that no tenants exercise renewal options:

Inline Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Pro-Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA—at 100%	Percent of Total Company SF	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Total Minimum Rent **
(1)	359,867	2.7%	5,780,986	2.2%	$16.06	670,822	3.4%	10,613,754	2.7%
2005	731,541	5.6%	13,483,509	5.2%	$18.43	1,129,253	5.7%	20,284,821	5.2%
2006	2,066,785	15.8%	38,871,707	15.1%	$18.81	3,109,980	15.6%	57,306,793	14.7%
2007	2,221,073	17.0%	43,474,963	16.8%	$19.57	3,419,229	17.1%	66,388,564	17.1%
2008	2,053,108	15.7%	40,026,346	15.5%	$19.50	3,067,987	15.4%	58,657,920	15.1%
2009	1,972,028	15.1%	40,159,419	15.6%	$20.36	2,977,146	14.9%	58,809,257	15.1%
2010	1,322,664	10.1%	25,942,618	10.0%	$19.61	1,843,553	9.2%	35,791,659	9.2%
2011	440,129	3.4%	9,259,127	3.6%	$21.04	653,502	3.3%	14,253,942	3.7%
2012	404,872	3.1%	8,448,330	3.3%	$20.87	706,716	3.5%	14,997,426	3.9%
2013	429,894	3.3%	9,012,889	3.5%	$20.97	685,326	3.4%	14,224,838	3.7%
2014	395,198	3.0%	8,199,762	3.2%	$20.75	633,196	3.2%	12,980,362	3.3%

10 Year Total	12,397,159	94.7%	242,659,656	94.0%	$19.57	18,896,710	94.6%	364,309,336	93.7%

Thereafter	689,782	5.3%	15,512,906	6.0%	$22.49	1,072,023	5.4%	24,287,879	6.3%

	13,086,942	100.0%	258,172,562	100.0%	$19.73	19,968,733	100.0%	388,597,215	100.0%

(1)	Leases currently under month to month lease or in process of renewal

*	Expiring GLA

**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE

June 30, 2005

	Annual	2005E	Quarterly
($000s except per share numbers)	2004A		1Q05A	2Q05A	3Q05E	4Q05E

FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)		$3.61 - $3.69			$0.76 -$0.82
Impairment charges
Preferred unit redemption charges		($0.02)			($0.02)
FFO / Share (for actuals please see related press release)		$3.59 -$3.67			$0.74 -$0.80

Operating Portfolio — REG Pro-Rata Share — REG only + REG pro-rata share of unconsolidated properties
Occupancy	95.7%	95.0%	95.3%	95.2%
Same store growth	2.5%	2.7% - 2.9%	5.0%	3.9%
Rental growth	10.8%	8% - 10%	9.8%	10.0%
Percentage Rent	$4,332	$3,300 - $4,300	$637	$308

Percentage Rent — Consolidated Only	$4,091	$3,000 -$4,000	$555	$270
Recovery Rate — Consolidated Only	78.5%	78% - 80%	81.3%	80.4%

Investment Activity
Acquisitions - 100% REG owned	$99,347	$0	$0	$0
Acquisition cap rate	7.7%
JV Acquisitions (gross $)	$719,455	$2,750,000 -$2,850,000	$47,606	$2,685,613
JV Acquisition cap rate	7.35%	6.2% -7.25%	7.2%	6.2%
REG % Ownership	25%	34%	25%	35%
Dispositions - op. properties (REG Pro-Rata)	$147,243	$225,000 - $275,000	$11,230	$28,550
Dispositions cap rate	8.4%	8.0%	9.3%	7.5%
Development starts	$269,622	$300,000 - $350,000	$0	$17,388
Development stabilizations - net development costs	$240,203	$250,000 - $275,000	$74,531	$75,046
NOI yield on net dev. Costs	10.5%	10% - 10.5%	10.8%	11.7%
Development stabilizations - total costs after outparcel allocation	$264,247	$275,000 - $300,000	$82,051	$90,376
NOI yield on total costs after outparcel allocation	9.6%	9.4% - 10%	9.8%	10.5%
Transaction profits net of taxes	$36,391	$35,000 - $39,000	$12,619	$7,353
Third party fees and commissions	$10,663	$27,500 - $29,500	$3,318	$16,848

Financing Assumptions
Debt / total assets before depreciation	41.7%	<43%	41.3%	45.3%
Unsecured/secured debt offerings	$150,000	$350,000			$350,000
— interest rate	4.95%	5.25%			5.25%
— interest rate after hedge settlement	5.47%	5.48%			5.48%

				2Q05
Net Asset Valuation Guidance
Expansion land and out parcels available
— estimated market value				$23,316
NOI from CIP properties				$1,854
NOI from leases signed but not yet rent-paying in stabilized developments				$190
Straight-line rent receivable				$24,770

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

EARNINGS and VALUATION GUIDANCE ADDENDUM

June 30, 2005

CalPERS/First Washington Portfolio Acquisition Fee Schedule - updated June 2005

Transaction Related Fees					Fee Level
Acquisition Fee	1.000%	Net price	$2.7	billion	$27.0	million

$14.2 million is deferred subject to earnout. $9.0 is expected to be earned in 2006.
The remainder would not be earned until the end of the 3rd year.

Due Diligence Fee	0.125%	Net price	$2.7	billion	$3.4	million

Debt Placement Fee	0.500%	New debt arranged	$1.6	billion	$8.0	million

Total One Time Transaction Fees					$38.4	million

On Going Fees

Property Management Fees - 3.0% of gross revenues during the first two years, increasing 0.25% per year to a maximum of 4.0%. First Washington (FW) will continue to manage the mid-Atlantic and Northeast properties, which are approximately 50% of the gross revenues, for up to two years on a sub-contract basis with Regency at 3.0% fee for 6 months then 2.5%. FW will will also manage the remaining portfolio for the first two months at 3%.

Asset Management Fees - 0.20% of asset value of $5.4 million following the eighteenth month

Offsetting Expenses and Income Recognition -

There will be offsetting transaction-related expenses that will total $1 million and be payable at closing. Net fees after offsets will be effectively reported at 65% (no fee recognition on REG ownership). Fees will trigger some tax in 2005 and 2006.

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME

All numbers are per share except weighted average shares

	Three Months Ended September 30, 2005		Full Year 2005
Funds From Operations Guidance:
Net income for common stockholders	$0.40	$0.46	$2.37	$2.45
Add (Less):
Depreciation expense and Amortization	$0.34	$0.34	$1.46	$1.46
Loss (gain) on sale of operating properties	$0.00	$0.00	($0.24)	($0.24)

Funds from Operations	$0.74	$0.80	$3.59	$3.67

Weighted Average Shares (000’s)	68,061		66,924

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.